RULES OF THE COCA-COLA EUROPACIFIC PARTNERS PLC EMPLOYEE SHARE PURCHASE PLAN No newly issued Shares or treasury Shares could be used under this Plan before shareholders approved the Plan on 27 May 2022 Board adoption: 20 August 2019 Board amendment: 23 March 2022 11 April 2022 20 May 2022 (Appendix only) 23 February 2023 (Appendix only) 13 December 2024 14 November 2025 (Appendix only) Shareholders’ approval: 27 May 2022

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan (i) Contents 1. Meaning of words used ..................................................................................................................1 2. Eligibility ..........................................................................................................................................5 3. Making Awards ...............................................................................................................................6 4. Purchased Shares ..........................................................................................................................7 5. Matching Awards and Free Awards ............................................................................................. 10 6. Dividend Shares .......................................................................................................................... 15 7. Phantom Awards ......................................................................................................................... 18 8. Plan limit ...................................................................................................................................... 18 9. Removal of Plan Shares from Nominee ...................................................................................... 19 10. Mobile Participants ...................................................................................................................... 20 11. Corporate Events ........................................................................................................................ 20 12. Taxation ....................................................................................................................................... 21 13. General ........................................................................................................................................ 22 14. Changing the Plan and termination ............................................................................................. 25 15. Governing law, jurisdiction and language .................................................................................... 27 Appendix ................................................................................................................................................ 28

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 1 of 28 Coca-Cola Europacific Partners plc Employee Share Purchase Plan 1. Meaning of words used 1.1 Definitions “Acquiring Company” means a person who obtains Control of the Company; “Acquisition Period” means any period of time where contributions of Purchased Share Money may normally be accumulated before the contributions are used to acquire Purchased Shares; “Associated Company” means: (i) The Coca-Cola Company; (ii) any company that is a franchisee or subsidiary of The Coca-Cola Company; (iii) any company (not being a Participating Company): (a) that is a member of the Group; (b) of which the Company has Control; (c) that has Control of the Company; or (d) that, together with the Company, is under the Control of the same person or persons; and (iv) any other company determined by the Board to be an “Associated Company” for these purposes; “Award” means: (i) a Matching Award; (ii) a Free Award; and/or (iii) an acquisition of Purchased Shares or Dividend Shares on behalf of a Participant, and “awarded”, “awarding” and similar terms will be understood accordingly; “Award Date” means the date on which: (i) a Matching Award or Free Award is granted; and/or (ii) Purchased Shares or Dividend Shares are awarded; “Award Shares” means Shares acquired by Participants following the Vesting of Matching Awards and/or Free Awards, which may be held by the Nominee upon the terms of the Plan; “Board” means the board of directors of the Company or, as appropriate, a committee duly authorised to carry out that board’s functions under the Plan; “Companies Act” means the UK Companies Act 2006; “Company” means Coca-Cola Europacific Partners plc with registered company number: 9717350;

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 2 of 28 “Control” means: (i) for the purposes of the definitions of “Associated Company” and “Good Leaver Reason”, the meaning given in sections 450 and 451 of the UK Corporation Tax Act 2010; and (ii) for all other purposes, the power of a person to secure by means of the holding of shares or the possession of voting power or by virtue of any powers conferred by any articles of association (or other document), that the affairs of a body corporate are conducted in accordance with the wishes of that person; “Corporate Event” means: (i) a person (or a group of persons acting together) obtaining Control of the Company whether or not as a result of making a general offer to acquire Shares; (ii) when a court sanctions a compromise or arrangement in connection with the acquisition of Shares; (iii) when a person becomes bound or entitled to acquire Shares under sections 979 to 982 or 983 to 985 of the Companies Act (inclusive); (iv) when notice is given of a resolution for the voluntary winding up of the Company; (v) when there is a variation in the equity share capital of the Company, including a capitalisation or rights issue, open offer, sub-division, consolidation or reduction of share capital; (vi) when there is a demerger (in whatever form), a special dividend or special distribution; (vii) when there is any other transaction which the Board determines will materially affect the value of the Shares; or (viii) when there is any other significant corporate event, as determined by the Board; “Dealing Day” means a day on which a stock exchange on which the relevant Shares are traded is open for the transaction of business; “Dealing Restrictions” means any internal or external restrictions on dealings or transactions in securities; “Dividend Equivalents” means a right to receive an additional amount, as set out in rule 5.12 (Dividend Equivalents); “Dividend Shares” means Shares which are awarded to Participants in accordance with rule 6 (Dividend Shares) and held by the Nominee upon the terms of the Plan; “Eligible Employee” means any person who meets the requirements of rule 2 (Eligibility); “Fractional Entitlement” means a right under the Plan to receive an additional cash sum calculated in accordance with: (i) rule 4.8 (Fractional Entitlements (Purchased Shares)) in respect of Purchased Shares; (ii) rule 5.8 (Fractional Entitlements (Matching Awards)) in respect of Matching Awards; (iii) rule 6.6 (Fractional Entitlements (Dividend Shares)) in respect of Dividend Shares; and

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 3 of 28 (iv) rule 6.7 (Dividends paid in respect of Fractional Entitlements) in respect of dividends paid on Fractional Entitlements; “Free Award” means a conditional right to acquire Shares granted under the Plan; “Good Leaver Reason” means: (i) injury or disability; (ii) redundancy within the meaning of the UK Employment Rights Act 1996 (or an equivalent in any other jurisdiction); (iii) if the Relevant Employment is employment by a Participating Company, the Participating Company ceasing to be a member of the Group; (iv) if the Relevant Employment is employment by an Associated Company, a change of Control or other circumstances ending the Associated Company status; (v) the business or part of the business that employs the Participant being transferred so it is no longer part of the Group or an Associated Company; (vi) retirement; (vii) death; or (viii) any other reason, at the discretion of the Board; “Group” means the Company and its Subsidiaries from time to time, and “member of the Group” will be understood accordingly; “Leave” means ceasing all Relevant Employment (other than where Relevant Employment occurs again immediately afterwards), and “Leaving” will be understood accordingly; “Market Value”1 means in relation to a Share on any date (“day x”): (i) where Shares are acquired on the open market, the average price paid (excluding stamp duty, stamp duty reserve tax and all fees and expenses incurred in connection with the purchase) to acquire all such Shares on day x or where Shares are acquired over more than one consecutive day, the average of such prices over up to five consecutive days; or otherwise (ii) the relevant value of the following on the day prior to that date (“day x-1”): (a) if it is a day when a relevant stock exchange is open, the lower of the 2 prices shown as the closing price for the Shares on day x-1 plus one-half of the difference between those 2 figures, or where only one value is shown as the closing price for the Shares, that closing price; or 1 Until 23 March 2022, the definition of Market Value referred to “New York Stock Exchange” when it was amended to refer to “NASDAQ Global Stock Exchange”. This amendment took effect from 13 September 2021, when the Shares moved listing to the NASDAQ Global Stock Exchange. From then until 13 December 2024, the definition referred to “NASDAQ Global Stock Exchange”, where it now refers to only a relevant stock exchange. This amendment reflects that Shares traded on any stock exchange may be used with the Plan.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 4 of 28 (b) if it is a day when a relevant stock exchange is closed, the price determined in accordance with paragraph (ii)(a) above for the Shares on the latest day prior to day x-1 on which it was open; or (iii) its market value as determined in accordance with Part VIII of the UK Taxation of Chargeable Gains Act 1992, or, in any case, such value as the Board determines; “Matching Award” means a conditional right to acquire Shares granted under the Plan in connection with Purchased Shares; “Matching Ratio” means the ratio applied to the number of Purchased Shares awarded to a Participant on an Award Date, to calculate the number of Shares subject to a Matching Award; “Nominee” means the registered holder(s) of the Plan Shares appointed by the Company for the purpose of the Plan; “Participant” means an individual who holds or has held an Award and/or who has submitted a Share Purchase Agreement that has been accepted and/or on whose behalf the Nominee holds or has held Plan Shares or, where the individual has died, the individual’s personal representatives; “Participating Company” means the members of the Group in accordance with the relevant Sub- Plan; “Phantom Award” means an Award in respect of notional Shares granted under the Plan; “Plan” means the plan constituted by these rules, including any Sub-Plans, and known as the Coca-Cola Europacific Partners plc Employee Share Purchase Plan, as amended from time to time (and, where the context requires, it means the plan constituted by these rules and only the relevant Sub-Plan, as amended from time to time); “Plan Shares” means Shares held by the Nominee on behalf of Participants upon the terms of the Plan comprising any Purchased Shares, Dividend Shares and/or Award Shares; “Purchased Share Money” means money contributed to the Plan by a Participant, to be held in accordance with the Plan and used for the acquisition of Purchased Shares; “Purchased Shares” means Shares which are awarded to Participants in accordance with rule 4 (Purchased Shares) and held by the Nominee upon the terms of the Plan; “Relevant Employment” means employment by any Participating Company or any Associated Company; “Salary” means basic salary (net of any income tax and social security liability, and/or any similar charges, that arises), unless specified otherwise in the relevant Sub-Plan; “Share Purchase Agreement” means an agreement in respect of Purchased Shares and any other Awards being offered as part of that offer, in such form as the Board determines from time to time; “Shares” means fully paid ordinary shares in the capital of the Company;

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 5 of 28 “Sub-Plan” means a sub-plan or schedule to this Plan that specifies how this Plan will be operated in respect of one or more particular: (i) categories of Eligible Employees and/or Participants; (ii) Participating Companies; and/or (iii) countries, as amended from time to time; “Subsidiary” means a company which is a subsidiary of the Company within the meaning of section 1159 of the Companies Act; “Taxation” means any tax and social security charges (and/or any similar charges), wherever arising, in respect of a Participant’s Award and/or Plan Shares or otherwise arising in connection with a Participant’s participation in the Plan; “Tax Election” means an election for a particular tax and/or social security treatment in respect of an Award and/or any Plan Shares; “UK” means United Kingdom; and “Vesting” means: (i) in relation to a Matching Award or a Free Award, a Participant becoming entitled to the Shares; and (ii) in relation to a Phantom Award, a Participant becoming entitled to the cash sum, and “Vest” and “Vested” will be understood accordingly. 1.2 Interpretation In the Plan, the singular includes the plural and the plural includes the singular. References to any enactment or statutory requirement will be understood as references to that enactment or requirement as amended or re-enacted and they include any subordinate legislation made under it. 1.3 Sub-Plans These rules set out the general terms applicable to Awards and Plan Shares but each Sub-Plan will specify further details as to how Awards and/or Plan Shares subject to that Sub-Plan will operate. 2. Eligibility 2.1 Eligible Employee A person is an Eligible Employee if that person: 2.1.1 has satisfied the qualifying period, if any, specified in the relevant Sub-Plan; 2.1.2 is an employee of a Participating Company; and 2.1.3 is aged 18 or over, unless specified otherwise in the relevant Sub-Plan or the Board determines otherwise.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 6 of 28 2.2 Further eligibility criteria To be an Eligible Employee, a person must satisfy any further eligibility criteria set out in the relevant Sub-Plan. 3. Making Awards 3.1 Types of Award The types of Award that may be available will be specified in the relevant Sub-Plan and may differ between Sub-Plans, Participating Companies, Share Purchase Agreements or other Award documents or otherwise as determined by the Board. 3.2 Timing of invitations Invitations may be issued at any time, subject to Dealing Restrictions and the provisions of the relevant Sub-Plan. 3.3 Invitations to all On each occasion that the Board decides to issue invitations to participate in a particular Sub- Plan, all Eligible Employees in that Sub-Plan who have not already been invited to participate under a subsisting invitation will be invited to participate, unless specified otherwise in the relevant Sub-Plan. 3.4 Timing of Awards Awards may be made at any time, subject to Dealing Restrictions. 3.5 Rules apply Awards and Plan Shares are subject to the rules of the Plan and the relevant Sub-Plan. 3.6 Administration errors If an Award is made in error: 3.6.1 if it is a Free Award or a Matching Award, it will be deemed never to have been granted and/or will immediately lapse; and 3.6.2 if it relates to Purchased Shares or Dividend Shares, the relevant Plan Shares will immediately be forfeited. If an Award is made that is inconsistent with any provisions in this Plan, it will take effect only to the extent permissible under the Plan and, to the extent not so permissible: 3.6.3 if it is a Free Award or a Matching Award, it will otherwise be deemed never to have been granted and/or will immediately lapse; and 3.6.4 if it relates to Purchased Shares or Dividend Shares, the relevant Plan Shares will otherwise be forfeited.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 7 of 28 4. Purchased Shares 4.1 Invitations The Board may decide to issue invitations to Eligible Employees to participate in one or more Awards of Purchased Shares. 4.2 Terms of offer The terms of the relevant Sub-Plan or the applicable Share Purchase Agreement will specify: 4.2.1 the intervals at which Purchased Share Money will be contributed; 4.2.2 any Acquisition Period and, if there is to be multiple Acquisition Periods, the length of the initial Acquisition Period and subsequent Acquisition Periods; 4.2.3 the intervals at which Purchased Shares will be awarded (which may be monthly, quarterly, annually or at such other intervals as the Board decides); and 4.2.4 how long the contributions will continue to be made for (whether a one-off, over a set period or until further notice). 4.3 Share Purchase Agreements A Share Purchase Agreement in relation to Purchased Shares will: 4.3.1 be on such terms as may be required by the relevant Sub-Plan; and 4.3.2 include any other terms (not inconsistent with the provisions of the Plan) as the Board considers appropriate. 4.4 Events during Acquisition Period A Share Purchase Agreement may specify an Acquisition Period will come to an end on the occurrence of any particular events. 4.5 Limits on Purchased Shares and contributions The Board may at any time impose a limit on: 4.5.1 the maximum number of Purchased Shares that may be awarded; and/or 4.5.2 the amount of Purchased Share Money that may be contributed, on an aggregate or individual basis, and as between different Sub-Plans and/or different Share Purchase Agreements, as it sees fit, in which case it will notify the relevant affected Eligible Employees and/or Participants (as applicable) of any limits and any measures that will be implemented to scale back Share Purchase Agreements if those limits would otherwise be exceeded. Any limits and scaling back measures may be set out in the relevant Sub-Plan and/or Share Purchase Agreement. Where a limit takes effect after a Share Purchase Agreement has been entered into, each Share Purchase Agreement affected by such limit will be deemed to be modified accordingly.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 8 of 28 4.6 Discretion to amend The Board retains discretion to amend a Share Purchase Agreement to reduce the amount of Purchased Share Money at any point before any contribution of Purchased Share Money, in circumstances where the amount of Purchased Shares awarded to the Participant on that occasion would, in the opinion of the Board, be exceptionally high. 4.7 Acquisition of Purchased Shares Where Purchased Shares are to be awarded: 4.7.1 all Purchased Share Money contributed in accordance with the Share Purchase Agreement will be transferred to the Nominee and used in the acquisition of Purchased Shares; and 4.7.2 the number of Purchased Shares to be awarded to each Participant will be determined in accordance with the Market Value at the Award Date. 4.8 Fractional Entitlements (Purchased Shares) If, at the Award Date, there is a balance of a Participant’s Purchased Share Money that is insufficient to acquire a whole Purchased Share, the Participant will acquire a right to a Fractional Entitlement in exchange for the relevant amount of Purchased Share Money, unless specified otherwise in the relevant Sub-Plan. A Fractional Entitlement for a Purchased Share will be calculated as such fraction of a Share to which the balance of cash would at the Award Date entitle the Participant. Any Fractional Entitlement may be paid in cash or in such whole number of Shares as has a Market Value as nearly as practicable equal to the Fractional Entitlement. The terms of the Plan will apply to a Fractional Entitlement obtained in accordance with this rule 4.8 (Fractional Entitlements (Purchased Shares)) as if it were a “Purchased Share” and, in turn, a “Plan Share” (and be interpreted accordingly), save that unless and until it becomes a whole Share the Participant will have no right to vote in respect of it. 4.9 Unused Purchased Share Money Any unused Purchased Share Money which has not been used to acquire a Purchased Share or a Fractional Entitlement will be: 4.9.1 paid to the Participant as soon as practicable; or 4.9.2 retained by the Nominee and added to the next amount of Purchased Share Money contributed by the Participant, as specified in the relevant Sub-Plan or the applicable Share Purchase Agreement. 4.10 Contributions Contributions for Purchased Shares will be made by way of deduction from a Participant’s Salary in accordance with a Share Purchase Agreement, unless the relevant Sub-Plan or applicable Share Purchase Agreement specifies otherwise.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 9 of 28 The relevant Sub-Plan and/or the applicable Share Purchase Agreement will specify any particular terms around suspending, stopping, restarting and/or varying contributions, subject to any applicable limits. 4.11 Further conditions Additional terms and conditions may be imposed on any Award of Purchased Shares in: 4.11.1 the relevant Sub-Plan; and/or 4.11.2 applicable Share Purchase Agreement. 4.12 Transfer or sale of Purchased Shares A Participant may direct the Nominee to transfer or sell the Participant’s Purchased Shares at any time, subject to the terms of the applicable Share Purchase Agreement and the relevant Sub- Plan. The Nominee will then transfer or sell the Purchased Shares as soon as practicable in accordance with the Participant’s instructions. 4.13 Leaving (Purchased Shares) If a Participant Leaves: 4.13.1 as soon as reasonably practicable after Leaving, contributions of Purchased Share Money will cease and no further contributions may be made; 4.13.2 any Purchased Share Money held on the Participant’s behalf will either be used to acquire Purchased Shares or will be transferred to the Participant; 4.13.3 aside from any further Purchased Shares acquired under rule 4.13.2, the Participant will not be entitled to receive any further Purchased Shares; and 4.13.4 any Purchased Shares will be dealt with in accordance with rule 9 (Removal of Plan Shares from Nominee). 4.14 Associated Companies (Purchased Shares) If a Participant ceases to be an employee of a Participating Company but does not Leave because they are or have become an employee of an Associated Company immediately afterwards: 4.14.1 as soon as reasonably practicable, contributions of Purchased Share Money will cease and no further contributions may be made; 4.14.2 any Purchased Share Money held on the Participant’s behalf will either be used to acquire Purchased Shares or will be transferred to the Participant; and 4.14.3 aside from any further Purchased Shares acquired under rule 4.14.2, the Participant will not be entitled to receive any further Purchased Shares. 4.15 Moving to another Participating Company (Purchased Shares) If a Participant ceases to be an employee of a Participating Company but becomes an employee of another Participating Company immediately afterwards, the relevant Sub-Plan will specify any particular terms that will apply in relation to:

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 10 of 28 4.15.1 contributions of Purchased Share Money under the relevant Sub-Plan or applicable Share Purchase Agreement; 4.15.2 any Purchased Share Money held on the Participant’s behalf in accordance with the relevant Sub-Plan or applicable Share Purchase Agreement; and 4.15.3 any Purchased Shares acquired under the relevant Sub-Plan or applicable Share Purchase Agreement. 5. Matching Awards and Free Awards 5.1 Application This rule 5 (Matching Awards and Free Awards) only applies to Matching Awards and Free Awards. Unless specified otherwise, it applies to them equally and references to “Awards” will be understood accordingly. 5.2 Invitation The Board may decide to: 5.2.1 issue invitations to Eligible Employees to participate in one or more Matching Awards in relation to one or more corresponding Awards of Purchased Shares; and/or 5.2.2 grant Free Awards to Eligible Employees. 5.3 Award Awards will be granted in such manner and by such method as the Company determines. The Board may require Participants to accept Awards, specific terms applicable to Awards, and/or the terms upon which future Awards may be granted. The Board may provide for Awards to lapse, or for Awards not to be granted, if they are not accepted within the time specified. The Board may allow Participants to disclaim all or part of an Award within a specified period. If an Award is disclaimed, it will be deemed never to have been granted. Participants will be notified of the terms of their Awards as soon as practicable. 5.4 No payment A Participant is not required to pay for the grant of an Award, unless specified otherwise in the relevant Sub-Plan. 5.5 Matching Awards If Matching Awards are granted: 5.5.1 they will be granted to all Participants in the relevant Sub-Plan who are participating under the terms of the same Share Purchase Agreement and to whom Purchased Shares are awarded on that occasion, subject to rule 5.17 (Leaving before grant – Matching Awards); 5.5.2 they will normally be granted on the same day as the Award of the Purchased Shares to which they relate; and

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 11 of 28 5.5.3 the number of Shares subject to a Matching Award will be calculated according to the Matching Ratio, unless specified otherwise in the relevant Sub-Plan. 5.6 Matching Awards – lapse on withdrawal of Purchased Shares If, before Vesting of a Matching Award, a Participant directs the Nominee to transfer or sell any one or more of the Purchased Shares relating to that Matching Award, the Matching Award will lapse in proportion to the number of Purchased Shares transferred or sold, unless specified otherwise in the relevant Sub-Plan. 5.7 Matching Ratio Different Matching Ratios may apply as between different Sub-Plans and/or different Share Purchase Agreements, unless specified otherwise in the Sub-Plan. The Board may alter the Matching Ratio at any time. However, the Company must give notice of any such change to all relevant affected Participants as soon as possible (and in any event before a Matching Award is granted under the varied terms). 5.8 Fractional Entitlements (Matching Awards) If, at the Award Date, the application of the Matching Ratio would result in a Matching Award over a fraction of a Share, the fraction will instead be awarded as a Fractional Entitlement, unless specified otherwise in the relevant Sub-Plan. A Fractional Entitlement for a Matching Award will be calculated as such fraction of a Share to which the application of the Matching Ratio would at the Award Date entitle the Participant. Any Fractional Entitlement may be paid in cash or in such whole number of Shares as has a Market Value at Vesting as nearly as practicable equal to the Fractional Entitlement. The terms of the Plan will apply to a Fractional Entitlement obtained in accordance with this rule 5.8 (Fractional Entitlements (Matching Awards)) as if it were a Share subject to the relevant Matching Award (and be interpreted accordingly). 5.9 Free Awards The basis on which Free Awards will be granted will be governed by the relevant Sub-Plan. 5.10 Fractional Entitlements (Free Awards) Fractional Entitlements will not be awarded to Participants in respect of Free Awards, unless specified otherwise in the relevant Sub-Plan. 5.11 Award limits The Board may at any time impose a limit on the maximum number of Shares in respect of which Awards may be granted, on an aggregate or individual basis, and as between different Sub-Plans and/or different Share Purchase Agreements or other Award documents, as it sees fit. This may be set out in the relevant Sub-Plan and/or Share Purchase Agreement or other Award document. The Board may decide that Matching Awards will only be granted up to a specified contribution limit for each Participant. The contribution limit may be different as between different Sub-Plans and/or different Share Purchase Agreements, unless specified otherwise in the Sub-Plan.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 12 of 28 The Board may alter these limits at any time. However, the Company must give notice of any such change to all relevant affected Participants as soon as possible (and in any event before an Award is granted under the varied terms). 5.12 Dividend Equivalents A Matching Award or Free Award may carry the right to Dividend Equivalents, in which case this will be specified in the relevant Sub-Plan or the applicable Share Purchase Agreement or other Award document. Where a Matching Award or Free Award carries the right to Dividend Equivalents, the Participant will receive an amount equal to the dividends the record date for which falls between the Award Date and Vesting multiplied by the number of Award Shares in respect of which the Award Vests. Dividend Equivalents will be calculated on such basis as the Board determines. Special dividends and dividends in specie will not be included, unless the Boards decides otherwise. Any Dividend Equivalents may be paid in cash or in such whole number of Shares as has a Market Value (at Vesting) as nearly as practicable equal to that amount. Dividend Equivalents will be paid as soon as practicable following Vesting and on the same terms as the related Award. 5.13 Not transferable A Participant’s Award will lapse if the Participant transfers, assigns, charges or otherwise disposes of the Award or any of the rights in respect of it, whether voluntarily or involuntarily (other than to that Participant’s personal representatives on death). 5.14 Vesting Awards will Vest as and when set out in: 5.14.1 the relevant Sub-Plan; or 5.14.2 the applicable Share Purchase Agreement or other Award document. Where an Award would otherwise Vest at a time when Dealing Restrictions would prohibit: 5.14.3 delivering or arranging delivery of Shares or, if applicable, cash; and/or 5.14.4 the Participant from selling Shares, if required to discharge Taxation, the Award will not Vest until the Dealing Restrictions cease to apply. 5.15 Lapsing To the extent an Award or any part of it is no longer capable of Vesting it will lapse. To the extent an Award lapses, it cannot Vest under any other provision of the Plan. This means that, to the extent the Award lapses, the Participant has no right to receive the Shares or cash comprised in the Award. 5.16 Settlement If and to the extent an Award Vests, the Board will arrange for the delivery of the Award Shares to the Participant, or the Nominee on behalf of the Participant, as soon as practicable after Vesting.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 13 of 28 Unless the relevant Sub-Plan states otherwise, the Board may choose to settle an Award partly or fully in cash, in which case the Board will arrange for the delivery of the cash to the Participant as soon as practicable after Vesting. A Participant will have no right to acquire the Shares in respect of which an Award has been settled in cash. If delivering or arranging delivery of Shares or, if applicable, cash would be prohibited by Dealing Restrictions, delivery will not occur until after the Dealing Restrictions cease to apply. 5.17 Leaving before grant – Matching Awards If a Participant Leaves before a Matching Award would otherwise have been granted: 5.17.1 if any Purchased Share Money held on the Participant’s behalf is used to acquire Purchased Shares, the Participant may be granted a final further Matching Award in relation to those Purchased Shares; and 5.17.2 aside from any further Matching Award granted in accordance with rule 5.17.1, the Participant will not be entitled to be granted any further Matching Awards, unless specified otherwise in the relevant Sub-Plan, or the Board determines otherwise. 5.18 Leaving before Vesting If a Participant Leaves before Vesting, the Participant’s Award will lapse: 5.18.1 on the date of Leaving; or 5.18.2 immediately following grant, if it is a Matching Award granted in accordance with rule 5.17.1, unless: 5.18.3 the Board determines, or the relevant Sub-Plan states, otherwise; or 5.18.4 the reason for Leaving is a Good Leaver Reason, in which case: (i) the Participant’s Award will Vest to the fullest extent possible; (ii) the Participant’s Award will Vest on such date as the Board determines to be appropriate; and (iii) once the Award has been settled, any Award Shares held by the Nominee will be dealt with in accordance with rule 9 (Removal of Plan Shares from Nominee), in each case, unless: (iv) the Board determines otherwise; or (v) the relevant Sub-Plan states otherwise, and to the extent the Participant’s Award does not Vest, it will then lapse. 5.19 Leaving before Vesting for a Good Leaver Reason – Matching Awards If a Participant Leaves before Vesting of a Matching Award for a Good Leaver Reason, rule 5.6 (Matching Awards – lapse on withdrawal of Purchased Shares) will not apply in relation to any sales or transfers of Purchased Shares that take place after Leaving but before Vesting.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 14 of 28 5.20 Leaving after Vesting but before settlement If a Participant Leaves after Vesting but before settlement of an Award, the Board will arrange for settlement of the Award as soon as practicable, unless the relevant Sub-Plan states otherwise. Once the Award has been settled, any Award Shares held by the Nominee will be dealt with in accordance with rule 9 (Removal of Plan Shares from Nominee). 5.21 Leaving after settlement If a Participant Leaves after settlement of an Award, the Participant’s Award Shares held by the Nominee will be dealt with in accordance with rule 9 (Removal of Plan Shares from Nominee). 5.22 Associated Companies (Matching Awards and Free Awards) If a Participant ceases to be an employee of a Participating Company but does not Leave because they are or have become an employee of an Associated Company immediately afterwards, then unless specified otherwise in the relevant Sub-Plan: 5.22.1 in relation to Matching Awards: (i) if any Purchased Share Money held on the Participant’s behalf is used to acquire Purchased Shares, the Participant may be granted a final further Matching Award in relation to those Purchased Shares; and (ii) aside from any further Matching Award granted in accordance with rule 5.22.1(i), the Participant will not be entitled to be granted any further Matching Awards; 5.22.2 in relation to Free Awards, the Participant will not be entitled to receive any further Free Awards; and 5.22.3 any Awards will either, at the Board’s discretion: (i) continue in accordance with the provisions of the Plan; or (ii) Vest, to the fullest extent possible (unless the Board determines otherwise), on such date as the Board determines to be appropriate. 5.23 Moving to another Participating Company (Matching Awards and Free Awards) If a Participant ceases to be an employee of a Participating Company but becomes an employee of another Participating Company immediately afterwards, the relevant Sub-Plan will specify: 5.23.1 whether or not the Participant may receive any future Awards under the relevant Sub- Plan or applicable Share Purchase Agreement or other Award document; and 5.23.2 any particular terms that will apply in relation to: (i) any subsisting Awards granted in accordance with the relevant Sub-Plan or applicable Share Purchase Agreement or other Award document; and (ii) any Award Shares acquired under the relevant Sub-Plan or applicable Share Purchase Agreement or other Award document.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 15 of 28 5.24 Transfer or sale of Award Shares A Participant may direct the Nominee to transfer or sell the Participant’s Award Shares at any time, subject to the terms of the applicable Share Purchase Agreement and the relevant Sub- Plan. The Nominee will then transfer or sell the Award Shares as soon as practicable in accordance with the Participant’s instructions. 5.25 Terms of Awards Additional terms and conditions may be imposed on Awards and/or Award Shares in: 5.25.1 the relevant Sub-Plan; and/or 5.25.2 the applicable Share Purchase Agreement or other Award document. 6. Dividend Shares 6.1 Reinvestment of dividends The Board may decide to make Awards of Dividend Shares, by arranging for cash dividends received in relation to a Participant’s Plan Shares to be reinvested in the acquisition of further Shares. 6.2 Terms of offer The terms of the relevant Sub-Plan or the applicable Share Purchase Agreement or other Award document will specify: 6.2.1 whether Dividend Shares will be awarded: (i) to all Participants; (ii) to all Participants except those who elect not to reinvest their dividends; or (iii) only to those Participants who have been invited and have elected to reinvest their dividends; 6.2.2 any particular terms around suspending, stopping, restarting and/or varying reinvestment or elections, subject to any applicable limits; and 6.2.3 whether Dividend Shares will be awarded in respect of all, or only some, of a Participant’s Plan Shares. 6.3 Share Purchase Agreements or other Award documents A Share Purchase Agreement or other Award document in relation to Dividend Shares will: 6.3.1 be on such terms as may be required by the relevant Sub-Plan; and 6.3.2 include any other terms (not inconsistent with the provisions of the Plan) as the Board considers appropriate. 6.4 Limit on Dividend Shares The Board may at any time impose a limit on: 6.4.1 the maximum number of Dividend Shares that may be awarded; and/or

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 16 of 28 6.4.2 the amount of cash dividends that may be reinvested, on an aggregate or individual basis, and as between different Sub-Plans and/or different Share Purchase Agreements or other Award documents, as it sees fit, in which case it will notify the relevant affected Eligible Employees and/or Participants (as applicable) of any limits and any measures that will be implemented to scale back the number of Dividend Shares or amount of cash dividends that may be reinvested, as appropriate, if those limits would otherwise be exceeded. Any limits and scaling back measures may be set out in the relevant Sub-Plan or applicable Share Purchase Agreement or other Award document. Where a limit takes effect after a Share Purchase Agreement or other Award document has been entered into, each Share Purchase Agreement or other Award document affected by such limit will be deemed to be modified accordingly. 6.5 Acquisition of Dividend Shares Where Dividend Shares are to be awarded: 6.5.1 the cash dividends to be reinvested will be transferred to the Nominee and used in the acquisition of Dividend Shares; and 6.5.2 the number of Dividend Shares to be awarded to each Participant will be determined in accordance with the Market Value at the Award Date. 6.6 Fractional Entitlements (Dividend Shares) If, at the Award Date, there is a balance of a Participant’s cash dividend to be reinvested that is insufficient to acquire a whole Dividend Share, the Participant will acquire a right to a Fractional Entitlement in exchange for the relevant amount of cash dividend, unless specified otherwise in the relevant Sub-Plan. A Fractional Entitlement for a Dividend Share will be calculated as such fraction of a Share to which the balance of a Participant’s cash dividend would at the Award Date entitle the Participant. Any Fractional Entitlement may be paid in cash or in such whole number of Shares as has a Market Value as nearly as practicable equal to the Fractional Entitlement. The terms of the Plan will apply to a Fractional Entitlement obtained in accordance with this rule 6.6 (Fractional Entitlements (Dividend Shares)) as if it were a “Dividend Share” and, in turn, a “Plan Share” (and be interpreted accordingly), save that unless and until it becomes a whole Share the Participant will have no right to vote in respect of it. 6.7 Dividends paid in respect of Fractional Entitlements Where Dividend Shares are awarded, Participants with Fractional Entitlements will receive an entitlement to a further amount in respect of those Fractional Entitlements. The amount will be determined by reference to the cash dividend that would have been paid on that portion of a whole Share that the Fractional Entitlement represents and will be awarded as Dividend Shares or a further Fractional Entitlement, calculated as the relevant fraction of a Share, to the extent it cannot be awarded in whole Shares, unless specified otherwise in the relevant Sub-Plan.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 17 of 28 Any Fractional Entitlement under this rule 6.7 (Dividends paid in respect of Fractional Entitlements) may be paid in cash or in such whole number of Shares as has a Market Value as nearly as practicable equal to the Fractional Entitlement. The terms of the Plan will apply to a Fractional Entitlement obtained in accordance with this rule 6.7 (Dividends paid in respect of Fractional Entitlements) as if it were a “Dividend Share” and, in turn, a “Plan Share” (and be interpreted accordingly), save that unless and until it becomes a whole Share the Participant will have no right to vote in respect of it. 6.8 Unused cash dividends Any cash dividends to be reinvested that have not been used to acquire Dividend Shares or a Fractional Entitlement will be: 6.8.1 paid to the Participant as soon as practicable; or 6.8.2 retained by the Nominee and added to the next amount of cash dividends to be reinvested in Dividend Shares, as specified by the Board or in the relevant Sub-Plan or the applicable Share Purchase Agreement or other Award document. 6.9 Further conditions Additional terms and conditions may be imposed on Awards of Dividend Shares in: 6.9.1 the relevant Sub-Plan; and/or 6.9.2 the applicable Share Purchase Agreement or other Award document. 6.10 Stopping Dividend Share Awards The Board may at any time decide to stop making Awards of Dividend Shares, in which case: 6.10.1 the Board will notify the Participant; 6.10.2 unless a later date is specified in the notice, it will take effect no later than 31 days after the notice is given to the Participant; and 6.10.3 once the notice takes effect: (i) any unused cash dividends held on behalf of a Participant will be repaid to the Participant, as soon as practicable; (ii) no further Dividend Shares may be awarded to the Participant, until the Board decides otherwise; and (iii) the Participant has no ability to restart reinvestment of dividends in relation to their Plan Shares. 6.11 Transfer or sale of Dividend Shares A Participant may direct the Nominee to transfer or sell the Participant’s Dividend Shares at any time, subject to the terms of the applicable Share Purchase Agreement or other Award document and the relevant Sub-Plan. The Nominee will then transfer or sell the Dividend Shares as soon as practicable in accordance with the Participant’s instructions.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 18 of 28 6.12 Leaving (Dividend Shares) If a Participant Leaves: 6.12.1 any cash dividends to be reinvested that have not been used to acquire Dividend Shares will either be used to acquire Dividend Shares or will be transferred to the Participant; 6.12.2 if further cash dividends are received in relation to the Participant’s Plan Shares, they will either be used to acquire Dividend Shares or will be transferred to the Participant; and 6.12.3 any Dividend Shares will be dealt with in accordance with rule 9 (Removal of Plan Shares from Nominee). 6.13 Associated Companies (Dividend Shares) A Participant who ceases to be an employee of a Participating Company but does not Leave because they are or have become an employee of an Associated Company immediately afterwards may continue to participate in Awards of Dividend Shares, unless the Board or relevant Sub-Plan states otherwise. 6.14 Moving to another Participating Company (Dividend Shares) If a Participant ceases to be an employee of a Participating Company but becomes an employee of another Participating Company immediately afterwards, the relevant Sub-Plan will specify: 6.14.1 any particular terms that will apply in relation to any Dividend Shares acquired under the relevant Sub-Plan or in accordance with the applicable Share Purchase Agreement or other Award document; and 6.14.2 whether or not the Participant’s Plan Shares, acquired under the relevant Sub-Plan or in accordance with the applicable Share Purchase Agreement or other Award document, will continue to participate in any future Awards of Dividend Shares under that Sub-Plan, Share Purchase Agreement or other Award document. 7. Phantom Awards The Board may decide to make Awards as Phantom Awards, in which case the Plan will be interpreted and applied accordingly, including to reflect the fact that Phantom Awards are made in respect of notional Shares only and are settled in cash rather than Shares. The terms applicable to any Phantom Awards will be set out in the relevant Sub-Plan. A Phantom Award will not confer any right to receive Shares or any interest in Shares. 8. Plan limit 8.1 Dilution An Award may not be made which would cause the total number of Shares that have been Allocated in the previous 10 years (or could still be Allocated) under the Plan and under any other employee share plans operated by the Group) to exceed 10% of the ordinary share capital of the Company in issue immediately before that Award is made. For these purposes, “Allocate” (and related words) means the issue and allotment of new Shares, or the transfer of Shares from treasury. However, if relevant institutional investor guidelines cease

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 19 of 28 to require treasury shares to be taken into account for these purposes, then these words will not include treasury Shares. 8.2 Calculation To the extent that a right to acquire Shares Lapses, the underlying Shares are ignored when calculating the limit in rule 8.1 (Dilution). Where Shares are to be taken into account for the purposes of the limit in rule 8.1 (Dilution), and there has been a variation in the equity share capital of the Company, including a capitalisation or rights issue, open offer, sub-division, consolidation or reduction of share capital, the number of Shares taken into account for the purposes of the limit will be adjusted as the Board considers appropriate to take account of the variation. 9. Removal of Plan Shares from Nominee 9.1 Power of Board The Board may, at any time and for any reason, decide to remove some or all of a Participant’s Plan Shares from the Nominee, in which case it will notify the Participant. 9.2 Removal of Plan Shares – instructions If a Participant Leaves or Plan Shares are to be removed from the Nominee for any other reason, the Nominee will seek instructions from the Participant as to whether the Plan Shares should be: 9.2.1 transferred to the Participant or the Participant’s nominee; or 9.2.2 sold and the cash proceeds transferred to the Participant or as the Participant directs, subject to any deductions under rule 12.1 (Withholding). The Plan Shares will be dealt with as soon as practicable in accordance with the Participant’s instructions. 9.3 Removal of Plan Shares – absence of instructions If a Participant fails to provide instructions within the period notified by the Nominee to the Participant, the Participant’s Plan Shares may be sold on behalf of the Participant, in which case the cash proceeds will be transferred to the Participant as soon as practicable subject to any deductions under rule 12.1 (Withholding). Alternatively: 9.3.1 if it is not possible or practicable to sell the Shares on behalf of the Participant within the period of 12 months following the communication to the Participant by the Nominee under rule 9.2 (Removal of Plan Shares – instructions), the Plan Shares may be transferred to the Participant in the form of a Share certificate; or 9.3.2 the Board may take any action as it deems necessary or desirable. 9.4 Removal of cash Where a Participant’s Plan Shares are removed from the Nominee under this rule 9 (Removal of Plan Shares from Nominee), the Board may decide that any cash held on behalf of a Participant that has not otherwise been returned to the Participant pursuant to another rule of this Plan must be returned to the Participant as soon as reasonably practicable.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 20 of 28 10. Mobile Participants 10.1 Application of rule If a Participant moves from one jurisdiction to another or becomes tax resident in a different jurisdiction and, as a result, the Participant does not Leave but there may be adverse legal, regulatory or tax consequences for the Participant, a Participating Company and/or an Associated Company in connection with an Award, then the Board may adjust that Participant’s Award so that the Award is on such terms, subject to such conditions and, in relation to Matching Awards and/or Free Awards, over such shares (or other type of securities or cash) as the Board may consider appropriate. 10.2 Cancellation If the Board determines that the adjustment of an Award under rule 10.1 (Application of rule) is not practicable or appropriate, the Board may determine that: 10.2.1 the Participant may no longer participate in the Plan; and/or 10.2.2 the Award will lapse, if a Matching Award or Free Award; and/or 10.2.3 Plan Shares will be dealt with in accordance with rule 9 (Removal of Plan Shares from Nominee). 10.3 Notifying Participants The Board will notify Participants of any adjustment or determination made under this rule 10 (Mobile Participants) as soon as practicable. 11. Corporate Events 11.1 Vesting of Matching Awards and/or Free Awards Where there is a Corporate Event, the Board may determine that Free Awards and/or Matching Awards will Vest, in which case those Awards will Vest: 11.1.1 on such date as the Board determines to be appropriate; and 11.1.2 to the fullest extent possible, unless the Board determines otherwise (in which case, to the extent an Award does not Vest, it will then lapse). 11.2 Exchange of Matching Awards and/or Free Awards Where there is a Corporate Event, the Board may, with the consent of the Acquiring Company, decide that: 11.2.1 Matching Awards and/or Free Awards will not Vest under rule 11.1 (Vesting of Matching Awards and/or Free Awards) but will instead be exchanged for new awards; or 11.2.2 Participants will be entitled to choose, within a period determined by the Board, whether to exchange their Matching Awards and/or Free Awards for new awards. If there is to be an exchange, the Board will decide when the exchange will take place. Any new award will be granted on such terms and over such shares (or other type of securities) as the Board may decide, with the consent of the Acquiring Company where relevant.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 21 of 28 Unless the Board determines otherwise, any new award will be governed by the Plan, as if references to a Free Award or Matching Award (as applicable) are references to the new award, references to Shares are references to the shares (or other securities) over which the new award is granted and references to the Company are to such company as the Board determines, and the Plan will be interpreted accordingly. 11.3 Plan Shares If there is a Corporate Event: 11.3.1 Participants will have the same rights in relation to their Plan Shares as other holders of Shares; 11.3.2 the Nominee may request Participants’ instructions, within a specified deadline, as to how to deal with their Plan Shares, which may include exercising any right to elect to receive Shares or any particular form of consideration available in connection with the Corporate Event; and 11.3.3 any Shares, rights or other securities allotted in relation to or in exchange for any Plan Shares will be treated as if they were awarded to the Participant at the Award Date of the Plan Shares to which they relate and the terms of this Plan will apply to those Shares, rights or other securities as if they were Plan Shares, unless otherwise specified by the Board or the relevant Sub-Plan. In the absence of instructions from a Participant, the Nominee will not be obliged to take any action in respect of that Participant’s Plan Shares. 11.4 Impact on Fractional Entitlements The Board will decide how Fractional Entitlements will be dealt with if there is a Corporate Event. 11.5 Impact on contributions of Purchased Share Money The Board will decide whether or not contributions of Purchased Share Money will continue if a Corporate Event occurs. 11.6 Further provisions The relevant Sub-Plan or an applicable Share Purchase Agreement or other Award Document may specify any further terms and conditions that will apply if there is a Corporate Event. 12. Taxation 12.1 Withholding Any Participating Company, any Associated Company, any employing company, the trustee of any relevant employee benefit trust, any third-party provider or the Nominee may make withholding arrangements as set out in this rule 12.1 (Withholding). A withholding entity may make such withholding arrangements as it considers necessary or desirable, including making deductions from a Participant’s Salary, from any contributions made by the Participant under the Plan and/or from any cash payment owed to the Participant. Withholding arrangements may include the sale on behalf of the Participant of some or all of the Participant’s Plan Shares.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 22 of 28 An entity may withhold to meet any liability for Taxation, to collect any fees (of the Nominee or otherwise) and to meet any applicable dealing and/or currency exchange costs and other associated costs, including under rule 13.2 (Share transfer tax). 12.2 Participant indemnity A Participant will, if requested, indemnify any member of the Group and/or any Associated Company for the Participant’s liability for Taxation. 12.3 Tax Elections A Participant may be required to enter into a Tax Election. 13. General 13.1 Source of Shares Before shareholder approval, Plan Shares may only be awarded, and Matching Awards and Free Awards can only be granted, in respect of existing Shares purchased in the market. After shareholder approval, the Plan may operate using newly issued Shares, Shares transferred from treasury and/or Shares purchased in the market for all Awards. No newly issued Shares or Shares transferred from treasury may be used following the 10th anniversary of shareholder approval of the Plan, unless further shareholder approval is being obtained on or around that date. 13.2 Share transfer tax Any share transfer taxes or other expenses involved in any transfer of Shares in connection with the Plan will be payable by the Participant concerned or the purchaser from the Participant concerned. 13.3 Dealing Restrictions Each person will have regard to Dealing Restrictions when operating, interpreting, administering, participating in and/or taking any other action in relation to the Plan. 13.4 Terms of employment For the purposes of this rule 13.4 (Terms of employment), “Employee” means any employee (existing or former) of a member of the Group (existing or former). This rule 13.4 (Terms of employment) applies during an Employee’s employment and after the termination of an Employee’s employment, whether or not the termination is lawful. The Plan has been established voluntarily. Nothing in the provisions, or the operation, of the Plan forms part of the contract of employment of an Employee. The rights and obligations arising from the employment relationship between the Employee and the relevant member of the Group are separate from, and are not affected by, the Plan. Participation in the Plan does not create any right to, or expectation of, continued employment, and does not affect the right of an employing company to terminate an Employee’s employment at any time. Participation in the Plan or the receipt of Awards on a particular basis in any year does not create any right to or expectation of participation in the Plan or the receipt of Awards on the same basis, or at all, in any future year.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 23 of 28 The terms of the Plan do not entitle the Employee to the exercise of any discretion in the Employee’s favour. The Employee will have no claim or right of action in respect of any decision, omission or discretion, which may operate to the disadvantage of the Employee. No Employee has any right to compensation or damages for any loss (actual or potential) in relation to the Plan, including any loss in relation to: 13.4.1 any loss or reduction of rights or expectations under the Plan in any circumstances (including lawful or unlawful termination of employment); 13.4.2 any exercise of a discretion or a decision taken in relation to an Award or to the Plan, or any failure to exercise a discretion or take a decision; or 13.4.3 the operation, suspension, termination or amendment of any Award or the Plan. By participating in the Plan, an Employee waives all rights which might otherwise arise under the Plan, other than the right to acquire cash and/or Shares subject to and in accordance with the express terms of the Plan, in consideration for an Award. 13.5 Not pensionable None of the benefits received under the Plan are pensionable. 13.6 Data protection The operation of the Plan will be subject to: 13.6.1 any data protection policies applicable to any relevant member of the Group or Associated Company; and 13.6.2 any applicable privacy notices. 13.7 Consents and filing All allotments, issues and transfers of Shares or cash payments will be subject to the Company’s articles of association and any necessary consents or filings required in any relevant jurisdiction. The Participant will be responsible for complying with any requirements needed to obtain, or to avoid the necessity for, any such consents or filings. 13.8 Currency conversion Any conversion of money into different currencies (whether notional or actual) will be done at a time and rate of exchange that the Board determines. Participants will bear any currency conversion costs. 13.9 Holding of money Any cash amounts held on behalf of Participants will be held in a segregated account and there is no obligation on any party to hold cash amounts in an interest-bearing account.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 24 of 28 13.10 No liability for loss Neither the Nominee nor any member of the Group or Associated Company will be liable for any loss: 13.10.1 suffered by a Participant due to movements in currency exchange rates or due to any charges imposed in relation to the conversion or transfer of monies; or 13.10.2 occasioned by any delay in giving effect to a Participant’s instructions in relation to any Plan Shares or in procuring a sale or transfer of any Participant’s Plan Shares. 13.11 Notices Any notice or other communication required under the Plan will be given in writing, which may include electronic means. Any notice or other communication to be given to an Eligible Employee or Participant may be delivered by electronic means (including by email, through the Group’s, or a member of the Group’s, intranet or a share plan portal), personally delivered or sent by ordinary post to such address as the Board reasonably considers appropriate. Any notice or other communication to be given to the Company or its agents may be delivered or sent to its registered office or such other place and by such means as the Board or the Company’s agents may specify and notify to Eligible Employees and/or Participants, as relevant. Any notice or other communication to be given to the Nominee may be delivered or sent to its registered office or such other place and by such means as the Board or the Nominee may specify and notify to Eligible Employees and/or Participants, as relevant. Notices or other communications: 13.11.1 sent electronically will be deemed to have been received immediately (if sent during usual business hours) or at the opening of business on the next Dealing Day (if sent outside usual business hours); 13.11.2 that are personally delivered will be deemed to have been received when left at the relevant address (if left during usual business hours) or at the opening of business on the next Dealing Day (if left outside usual business hours); and 13.11.3 sent by post will be deemed to have been received 24 hours after posting to a UK address or 3 days after posting to an address outside the UK, unless there is evidence to the contrary. All notices or communications to be given to Eligible Employees and/or Participants are given and sent at the risk of the addressee. No member of the Group has any liability in respect of any notice or communication given or sent, nor need they be concerned to see that the addressee actually receives it. 13.12 Third party rights Except as otherwise expressly stated to the contrary, nothing in the Plan confers any benefit, right or expectation on any persons other than an Eligible Employee, a Participant, the Nominee, any Participating Company or any Associated Company. No third party has any rights under the UK

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 25 of 28 Contracts (Rights of Third Parties) Act 1999 or any similar legislation in another jurisdiction to enforce any rule of the Plan. 13.13 Shareholder rights Participants have all the rights of a shareholder in respect of their Plan Shares, including in respect of dividend rights and voting rights: 13.13.1 save that Fractional Entitlements do not carry voting rights unless and until they become a whole Share; and 13.13.2 subject to any constraints applied in practice by the Nominee under its terms. Shares issued in connection with this Plan will rank equally in all respects with the Shares in issue on that date. A Participant will only be entitled to rights attaching to Shares from the date of the allotment or transfer to the Participant or to the Nominee on their behalf. 13.14 Listing If, and for as long as the Shares are listed on one or more stock exchanges, the Company will apply as soon as practicable for the listing and admission to trading on any such exchange(s) of any Shares issued in connection with the Plan. 13.15 Administration of the Plan The Plan will be administered by the Board, which has authority to make such rules and regulations for the administration of the Plan as it considers necessary or desirable. The Board may delegate all or any of its rights and powers under the Plan. 13.16 Board’s decisions final and binding All decisions of the Board are final and binding in all respects. The Board will decide any question or dispute as to the interpretation of the Plan, any rules, regulations or procedures relating to the Plan and/or in relation to an Award or any other matter relating to the Plan. When making such decisions, the Board will exercise its discretion in a manner which is fair and reasonable. Decisions of the Board will be conclusive. 14. Changing the Plan and termination 14.1 General power to alter rules The Board may change the Plan in any way and at any time. 14.2 Shareholder approval The Board will obtain prior approval of shareholders by ordinary resolution for any change to the Plan which is to the advantage of present or future Participants and which relates to any of the following: 14.2.1 the persons who may receive Shares or cash under the Plan; 14.2.2 the total number or amount of Shares or cash which may be delivered or paid under the Plan;

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 26 of 28 14.2.3 the maximum entitlement for any Participant; 14.2.4 the basis for determining a Participant’s entitlement to, and the terms of, Shares or cash provided under the Plan and the rights of a Participant in the event of a capitalisation issue, rights issue or open offer, sub-division or consolidation of Shares or reduction of capital or any other variation of capital; and 14.2.5 this rule 14.2 (Shareholder approval). 14.3 Shareholder approval – minor changes exception The Board need not obtain shareholder approval for any minor changes to the Plan which are to: 14.3.1 benefit the administration of the Plan; 14.3.2 comply with or take account of a change in legislation; and/or 14.3.3 obtain or maintain favourable tax, exchange control or regulatory treatment of any member of the Group or any present or future Participant. 14.4 Participant consent If a proposed change would be to the material disadvantage of one or more Participants in respect of existing rights under the Plan, then the Board must obtain any Participant consent required by the relevant Sub-Plan. 14.5 Exceptions to Participant consent The Board need not obtain Participant consent for any changes which are provided for in the Plan or which are: 14.5.1 minor and to benefit the administration of the Plan; 14.5.2 to comply with or take account of a change in legislation; 14.5.3 to obtain or maintain favourable tax, exchange control or regulatory treatment of any Participating Company or Associated Company or any present or future Participant; and/or 14.5.4 to correct any error. 14.6 Sub-Plans The Board may establish Sub-Plans to this Plan, which may: 14.6.1 be based on these rules, but modified as necessary or desirable to take account of any local laws and practices; and/or 14.6.2 include further specific terms, including Board determinations on particular points of practice, in accordance with the provisions of this Plan. 14.7 Severance of rules If any provision of the Plan is held to be invalid, illegal or unenforceable for any reason by any court with jurisdiction then, for the purposes of that jurisdiction only: 14.7.1 such provision will be considered to be deleted; and

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 27 of 28 14.7.2 the remaining provisions will continue in full force and effect, unless the Board determines otherwise. 14.8 Termination of Plan The Board may (and will, in the event of the Company’s insolvency) terminate the Plan, and/or may terminate any Sub-Plan, at any time. Termination will not affect subsisting rights under the Plan and/or relevant Sub-Plan, except as set out below. In the event of the termination of the Plan and/or any Sub-Plan, each affected Participant will be treated as: 14.8.1 Leaving in relation to Plan Shares; and 14.8.2 Leaving for a Good Leaver Reason in relation to Matching Awards and Free Awards, unless the Board determines, or the relevant Sub-Plan specifies, otherwise. 15. Governing law, jurisdiction and language The laws of England and Wales govern the Plan and all Awards. The courts of England and Wales have exclusive jurisdiction in respect of any disputes arising in connection with the Plan or any Award. Where there is any conflict between the terms of the English version of the Plan, the Awards and/or any ancillary documents and a version in any other language, the English language version will prevail.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan Page 28 of 28 Appendix List of Sub-Plans Sub-Plan Date adopted Amendment dates Date terminated or closed to future participation UK 20 August 2019 23 March 2022 16 June 2025 Not applicable Netherlands 20 August 2019 23 March 2022 Not applicable International 23 March 2022 20 May 2022 23 February 2023 14 November 2025 Not applicable

COCA-COLA EUROPACIFIC PARTNERS PLC EMPLOYEE SHARE PURCHASE PLAN SUB-PLAN FOR THE UK Sub-Plan adopted: 20 August 2019 Board amendment: 23 March 2022 Board amendment: 16 June 2025

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – UK Sub-Plan Page 1 of 9 Coca-Cola Europacific Partners plc Employee Share Purchase Plan Sub-Plan for the UK 16. Purpose and scope of this Sub-Plan The purpose of this Sub-Plan is to specify how the Plan will be operated in practice in respect of UK incorporated companies. The main rules of the Plan apply to Awards subject to this Sub-Plan, except as modified by this Sub-Plan. 17. Meaning of words used 17.1 General Capitalised terms used in this Sub-Plan will have the same meanings as they are given in the main rules of the Plan, unless stated otherwise. 17.2 Additional definitions In this Sub-Plan: “Eligibility Date” means the date of the deduction of Purchased Share Money; “Long-Service Award” means a Free Award which is made to an individual who has been offered a long-service benefit and chosen to receive that long-service benefit in the form of Shares; “Plan” means the Coca-Cola Europacific Partners plc Employee Share Purchase Plan, as amended from time to time, including this Sub-Plan where appropriate; and “this Sub-Plan” means the Sub-Plan for the UK constituted by this document, as amended from time to time. 17.3 Interpretation References to sections are to sections of this Sub-Plan, and references to rules are to the main rules of the Plan. 18. Participating Companies 18.1 Scope The Participating Companies in this Sub-Plan are the companies specified in the Appendix to this Sub-Plan from time to time (each a “UK Participating Company” and together, the “UK Participating Companies”). 18.2 Cessation of status If at any time a UK Participating Company ceases to be a member of the Group, it will automatically cease to be a Participating Company for the purposes of this Sub-Plan. 19. Eligibility 19.1 UK Participating Company

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – UK Sub-Plan Page 2 of 9 A person is only an Eligible Employee if they are an employee of a UK Participating Company. In the case of a Long-Service Award, this is assessed when the Employee is offered the underlying long-service benefit, or at such other date as the Board may determine. 19.2 Taxpayers outside UK For a person to be an Eligible Employee in relation to Purchased Shares, that person must be a UK resident taxpayer on the Eligibility Date. The Board may decide that a person is not an Eligible Employee under this Sub-Plan if they are a taxpayer in another country (as well as being a UK resident taxpayer) on the Eligibility Date. 19.3 No qualifying period There is no qualifying period to qualify as an Eligible Employee. 19.4 Other Sub-Plans If a person is eligible to participate in more than one Sub-Plan (including this Sub-Plan), the Board may decide: 19.4.1 that person can only participate in one Sub-Plan and, if so, which Sub-Plan will apply; 19.4.2 that person can participate in multiple Sub-Plans; or 19.4.3 that person can only participate in one Sub-Plan, but the person can choose which Sub- Plan to participate in. 20. Awards The only Awards available under this Sub-Plan are Free Awards (being Long-Service Awards), Purchased Shares and Dividend Shares. 21. Invitations 21.1 Purchased Shares - All Eligible Employees of UK Participating Companies On each occasion that the Board decides to issue an invitation to participate in the Plan: 21.1.1 to an Eligible Employee of a UK Participating Company; and 21.1.2 where that invitation will relate to participation in this Sub-Plan through the acquisition of Purchased Shares, all Eligible Employees of UK Participating Companies who have not already been invited to participate under a subsisting invitation will be invited to participate, unless the Board decides otherwise. 21.2 Free Awards - Board discretion for Long-Service Awards Free Awards under this Sub-Plan will be Long-Service Awards and do not need to be offered to all Eligible Employees. The Board may determine that a Long-Service Award may be made to one or more Eligible Employees on any occasion.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – UK Sub-Plan Page 3 of 9 22. Share Purchase Agreements 22.1 Contents of a Share Purchase Agreement A Share Purchase Agreement will: 22.1.1 be in a form approved by the Board; 22.1.2 state: (i) the intervals at which Purchased Share Money will be deducted; (ii) any Acquisition Period and, if there is to be multiple Acquisition Periods, the length of the initial Acquisition Period and subsequent Acquisition Periods; (iii) the intervals at which Purchased Shares will be awarded (which may be monthly, quarterly, annually or at such other intervals as the Board decides); and (iv) how long the deductions will continue to be taken for (whether a one-off, over a set period or until further notice); 22.1.3 state any minimum or maximum limits on the amount of Purchased Share Money an Eligible Employee may contribute; 22.1.4 require the Eligible Employee to confirm the amount of Purchased Share Money the Eligible Employee wishes to contribute; 22.1.5 state that Fractional Entitlements will be operated in accordance with the provisions of the Plan; and 22.1.6 require the Eligible Employee to: (i) authorise their employing company from time to time to deduct the Purchased Share Money from their Salary for the purpose of acquiring Purchased Shares, and accept this authorisation will continue to apply for so long as is required in accordance with the provisions of the Plan; (ii) authorise the reinvestment of cash dividends received in relation to their Plan Shares in Dividend Shares; and (iii) accept all of the terms and conditions applicable to their Purchased Shares and Dividend Shares, including: (a) the provisions of the Plan; and (b) any terms and conditions applicable to the Nominee’s services as provided in connection with the Plan. 22.2 Submitting a Share Purchase Agreement To participate in this Sub-Plan, an Eligible Employee must submit a Share Purchase Agreement in the manner and within the period specified.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – UK Sub-Plan Page 4 of 9 23. Purchased Share Money 23.1 Collection of Purchased Share Money Purchased Share Money will be deducted from a Participant’s Salary. No other methods of contribution are permitted. 23.2 Holding of Purchased Share Money Purchased Share Money will be held on behalf of the Participant in a non-interest bearing, segregated account until it is used to acquire Purchased Shares on behalf of the Participant. 23.3 Deduction in error If for any reason the amount of money deducted from a Participant’s Salary is more than is permitted under the provisions of the Plan or the relevant Share Purchase Agreement, it will be repaid to the Participant as soon as reasonably practicable and/or any member of the Group, an Associated Company and/or the Nominee may take such action as the Board, in its discretion, determines is necessary or desirable to correct or ratify the error. 23.4 Unused Purchased Share Money After an Award of Purchased Shares, any Purchased Share Money which has not been used to acquire a Purchased Share (including a Fractional Entitlement) will be retained by the Nominee and added to the next amount of Purchased Share Money deducted from the relevant Participant’s Salary. 24. Free Awards 24.1 Vesting Free Awards under this Sub-Plan (which are Long-Service Awards) will Vest immediately, and will be settled as soon as practicable. Such Free Awards will not be subject to any lapse provisions under the Plan. 25. Dividends 25.1 Reinvestment All cash dividends received in relation to a Participant’s Plan Shares will be reinvested in Dividend Shares (including Fractional Entitlements) unless and until: 25.1.1 varied in accordance with section 11.4 (Varying reinvestment in Dividend Shares); or 25.1.2 reinvestment ceases pursuant to another provision of the Plan. 25.2 Unused cash dividends Any cash dividend: 25.2.1 will be paid to a Participant as soon as practicable, if the Participant does not participate in Awards of Dividend Shares; or

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – UK Sub-Plan Page 5 of 9 25.2.2 that is left after the application of section 9.1 (Reinvestment) will be retained by the Nominee and added to the next amount of cash dividends to be reinvested in Dividend Shares, where the Participant participates in Awards of Dividend Shares. 26. Award confirmation 26.1 Information made available On each occasion that Plan Shares are awarded to a Participant, the Nominee will make the following information available to the Participant: 26.1.1 the number of Plan Shares awarded to them on that occasion; 26.1.2 whether they are under a Free Award, Purchased Shares or Dividend Shares; 26.1.3 where relevant, the amount of Purchased Share Money or cash dividends used to acquire those Plan Shares; and 26.1.4 any cash balance remaining after the award of Plan Shares. 27. Deductions and reinvestment 27.1 Varying deductions for Purchased Shares A Participant may at any time give notice to the Company, or the Company may at any time give notice to a Participant: 27.1.1 that deductions of Purchased Share Money will be suspended for a particular period. Unless a later date is specified in the notice, the Company will ensure that the suspension takes effect within 31 days after it gives or receives the notice (as appropriate); 27.1.2 that deductions of Purchased Share Money will be stopped. Unless a later date is specified in the notice, the Company will ensure that no further deductions are made within 31 days after it gives or receives the notice (as appropriate); and 27.1.3 that the amount of Purchased Share Money deducted will be varied. In the case of the Company giving notice to the Participant, this will be limited to a reduction in the amount of Purchased Share Money. Unless a later date is specified in the notice, the Company will ensure that the variation takes effect within 31 days after it gives or receives the notice (as appropriate). At any time when deductions of Purchased Share Money are permitted, a Participant may give notice to the Company to restart deductions under the Participant’s Share Purchase Agreement. Unless a later date is specified in the notice, the Company will ensure that deductions are restarted no later than the date of the first deduction due under the Share Purchase Agreement that falls more than 31 days after the Company receives the notice. 27.2 Termination of Share Purchase Agreement The Company may at any time give notice to the Participant that their Share Purchase Agreement will be terminated. Unless a later date is specified in the notice, the notice will take effect within 31 days after the notice is given to the Participant. Once the notice takes effect:

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – UK Sub-Plan Page 6 of 9 27.2.1 deductions of Purchased Share Money will cease and no further deductions may be made under that Share Purchase Agreement; 27.2.2 any Purchased Share Money held on the Participant’s behalf will either be used to acquire Purchased Shares or will be transferred to the Participant; and 27.2.3 aside from any further Purchased Shares acquired under section 11.2.2, the Participant will not be entitled to receive any further Purchased Shares under that Share Purchase Agreement. 27.3 No top ups A Participant who restarts deductions of Purchased Share Money may not make up any deductions of Purchased Share Money that have been missed while the deductions were suspended or stopped. 27.4 Varying reinvestment in Dividend Shares A Participant may (where reinvestment of dividends is permitted) at any time give notice to the Company, or the Company may at any time give notice to a Participant: 27.4.1 that reinvestment of cash dividends into Dividend Shares will be stopped. Unless a later date is specified in the notice, the Company will ensure that reinvestment is stopped within 31 days after it gives or receives the notice (as appropriate); and 27.4.2 that reinvestment of cash dividends into Dividend Shares will be restarted. Unless a later date is specified in the notice, the Company will ensure that reinvestment is restarted no later than 31 days after it gives or receives the notice (as appropriate). The Company may give notice to the Participant that it wishes to vary whether Dividend Shares will be awarded in respect of all, or only some, of a Participant’s Plan Shares. Unless a later date is specified in the notice, the Company will ensure that the variation takes effect within 31 days after it gives the notice. 28. Movers 28.1 Moving to another UK Participating Company If a Participant ceases to be an employee of a UK Participating Company but becomes an employee of another UK Participating Company immediately afterwards, the terms of the Participant’s Share Purchase Agreement and this Sub-Plan will continue to apply as before. 28.2 Moving to a Participating Company of another Sub-Plan If a Participant ceases to be an employee of any UK Participating Company but becomes an employee of a Participating Company of another Sub-Plan immediately afterwards, then: 28.2.1 as soon as reasonably practicable, deductions of Purchased Share Money under this Sub-Plan will cease and no further deductions of Purchased Share Money may be made under this Sub-Plan; 28.2.2 any Purchased Share Money held on the Participant’s behalf under this Sub-Plan may, at the Board’s discretion: (i) be used to acquire Purchased Shares in accordance with this Sub-Plan; or

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – UK Sub-Plan Page 7 of 9 (ii) be transferred to the Participant; or (iii) be used to acquire Purchased Shares pursuant to the terms of another Sub-Plan, if applicable; 28.2.3 after the application of any Purchased Share Money in accordance with section 12.2.2, the Participant will not be entitled to receive any further Purchased Shares under this Sub-Plan; and 28.2.4 the Participant’s Plan Shares, acquired under the terms of this Sub-Plan, will continue to participate in any Awards of Dividend Shares under this Sub-Plan and (where applicable) will continue to be held under the terms of the relevant Share Purchase Agreement and this Sub-Plan, unless the Participant is participating in another Sub- Plan and the Board determines that the Participant’s Plan Shares held under the terms of this Sub-Plan will be held under the terms of the other Sub-Plan, in each case, unless the Board determines otherwise. 29. Corporate Events In the event of a rights issue the Board may direct that the Nominee will dispose of some of the rights given in respect of a Participant's Plan Shares under the rights issue in order to apply the net proceeds from that disposal to permit the Participant to take up the balance of the Participant’s entitlement under the rights issue, and in the absence of a direction from the Board, the Nominee will, other than notifying the Participant of the rights issue, take no action under this section 13 (Corporate Events) unless directed otherwise by the Participant. 30. Changing this Sub-Plan 30.1 Amending this Sub-Plan The Board may change how the Plan will be operated in respect of employees of UK incorporated companies from time to time in accordance with the provisions of the Plan, in which case the provisions of this Sub-Plan will be amended accordingly. 30.2 Participant consent If a proposed change to the Plan (including this Sub-Plan) would be to the material disadvantage of one or more Participants in this Sub-Plan in respect of existing rights under the Plan (including this Sub-Plan), then the Board must obtain the written consent of the affected Participant(s). However, the Board need not obtain the consent of a Participant if: 30.2.1 it invites each disadvantaged Participant who is a Participant in this Sub-Plan to indicate whether or not they approve the change; and 30.2.2 the majority of the Participants (by number) who were invited and who make an indication approve the change. In this case, the proposed change will take effect in respect of all Participants in this Sub-Plan. This section 14.2 (Participant consent) does not limit the ability of the Board to make changes without Participant consent under rule 14.5 (Exceptions to Participant consent).

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – UK Sub-Plan Page 8 of 9 31. Conflict If there is any conflict between a section of this Sub-Plan and the other rules of the Plan, the section of this Sub-Plan will take precedence.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – UK Sub-Plan Page 9 of 9 Appendix to Sub-Plan for the UK UK Participating Companies Name of UK Participating Company Date designated as a UK Participating Company Date ceased to be a UK Participating Company Coca-Cola Europacific Partners plc (company number 9717350) 20 August 2019 Not applicable Coca-Cola Europacific Partners Great Britain Limited (company number 27173) 20 August 2019 Not applicable CCEP Group Services Limited (company number 8819390) 1 May 2021 Not applicable

COCA-COLA EUROPACIFIC PARTNERS PLC EMPLOYEE SHARE PURCHASE PLAN SUB-PLAN FOR THE NETHERLANDS Sub-Plan adopted: 20 August 2019 Board amendment: 23 March 2022

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – Netherlands Sub-Plan Page 2 of 7 Coca-Cola Europacific Partners plc Employee Share Purchase Plan Sub-Plan for the Netherlands 1. Purpose and scope of this Sub-Plan The purpose of this Sub-Plan is to specify how the Plan will be operated in practice in respect of Netherlands incorporated companies. The main rules of the Plan apply to Awards subject to this Sub-Plan, except as modified by this Sub-Plan. 2. Meaning of words used 2.1 General Capitalised terms used in this Sub-Plan will have the same meanings as they are given in the main rules of the Plan, unless stated otherwise. 2.2 Additional definitions In this Sub-Plan: “Eligibility Date” means the date of the deduction of Purchased Share Money; “Plan” means the Coca-Cola Europacific Partners plc Employee Share Purchase Plan, as amended from time to time, including this Sub-Plan where appropriate; and “this Sub-Plan” means the Sub-Plan for the Netherlands constituted by this document, as amended from time to time. 2.3 Interpretation References to sections are to sections of this Sub-Plan, and references to rules are to the main rules of the Plan. 3. Participating Companies 3.1 Scope The Participating Company in this Sub-Plan is Coca-Cola Europacific Partners Nederland B.V. (the “Dutch Participating Company”). 3.2 Cessation of status If at any time the Dutch Participating Company ceases to be a member of the Group, it will automatically cease to be a Participating Company for the purposes of this Sub-Plan. 4. Eligibility 4.1 Dutch Participating Company A person is only an Eligible Employee if they are an employee of the Dutch Participating Company. 4.2 Taxpayers outside Netherlands

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – Netherlands Sub-Plan Page 2 of 7 For a person to be an Eligible Employee, that person must be a resident taxpayer in the Netherlands on the Eligibility Date. The Board may decide that a person is not an Eligible Employee under this Sub-Plan if they are a taxpayer in another country (as well as being a resident taxpayer in the Netherlands) on the Eligibility Date. 4.3 No qualifying period There is no qualifying period to qualify as an Eligible Employee. 4.4 Other Sub-Plans If a person is eligible to participate in more than one Sub-Plan (including this Sub-Plan), the Board may decide: 4.4.1 that person can only participate in one Sub-Plan and, if so, which Sub-Plan will apply; 4.4.2 that person can participate in multiple Sub-Plans; or 4.4.3 that person can only participate in one Sub-Plan, but the person can choose which Sub- Plan to participate in. 5. Awards The only Awards available under this Sub-Plan are Purchased Shares and Dividend Shares. 6. Invitations 6.1 All Eligible Employees of the Dutch Participating Company On each occasion that the Board decides to issue an invitation to participate in the Plan: 6.1.1 to an Eligible Employee of the Dutch Participating Company; and 6.1.2 where that invite will relate to participation in this Sub-Plan, all Eligible Employees of the Dutch Participating Company who have not already been invited to participate under a subsisting invitation will be invited to participate, unless the Board decides otherwise. 7. Share Purchase Agreements 7.1 Contents of a Share Purchase Agreement A Share Purchase Agreement will: 7.1.1 be in a form approved by the Board; 7.1.2 state: (i) the intervals at which Purchased Share Money will be deducted; (ii) any Acquisition Period and, if there is to be multiple Acquisition Periods, the length of the initial Acquisition Period and subsequent Acquisition Periods;

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – Netherlands Sub-Plan Page 3 of 7 (iii) the intervals at which Purchased Shares will be awarded (which may be monthly, quarterly, annually or at such other intervals as the Board decides); and (iv) how long the deductions will continue to be taken for (whether a one-off, over a set period or until further notice); 7.1.3 state any minimum or maximum limits on the amount of Purchased Share Money an Eligible Employee may contribute; 7.1.4 require the Eligible Employee to confirm the amount of Purchased Share Money the Eligible Employee wishes to contribute; 7.1.5 state that Fractional Entitlements will be operated in accordance with the provisions of the Plan; and 7.1.6 require the Eligible Employee to: (i) authorise their employing company from time to time to deduct the Purchased Share Money from their Salary for the purpose of acquiring Purchased Shares, and accept this authorisation will continue to apply for so long as is required in accordance with the provisions of the Plan; (ii) authorise the reinvestment of cash dividends received in relation to their Plan Shares in Dividend Shares; and (iii) accept all of the terms and conditions applicable to their Purchased Shares and Dividend Shares, including: (a) the provisions of the Plan; and (b) any terms and conditions applicable to the Nominee’s services as provided in connection with the Plan. 7.2 Submitting a Share Purchase Agreement To participate in this Sub-Plan, an Eligible Employee must submit a Share Purchase Agreement in the manner and within the period specified. 8. Purchased Share Money 8.1 Collection of Purchased Share Money Purchased Share Money will be deducted from a Participant’s Salary. No other methods of contribution are permitted. 8.2 Holding of Purchased Share Money Purchased Share Money will be held on behalf of the Participant in a non-interest bearing, segregated account until it is used to acquire Purchased Shares on behalf of the Participant. 8.3 Deduction in error If for any reason the amount of money deducted from a Participant’s Salary is more than is permitted under the provisions of the Plan or the relevant Share Purchase Agreement, it will be repaid to the Participant as soon as reasonably practicable and/or any member of the Group, an

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – Netherlands Sub-Plan Page 4 of 7 Associated Company and/or the Nominee may take such action as the Board, in its discretion, determines is necessary or desirable to correct or ratify the error. 8.4 Unused Purchased Share Money After an Award of Purchased Shares, any Purchased Share Money which has not been used to acquire a Purchased Share (including a Fractional Entitlement) will be retained by the Nominee and added to the next amount of Purchased Share Money deducted from the relevant Participant’s Salary. 9. Dividends 9.1 Reinvestment All cash dividends received in relation to a Participant’s Plan Shares will be reinvested in Dividend Shares (including Fractional Entitlements) unless and until: 9.1.1 varied in accordance with section 11.4 (Varying reinvestment in Dividend Shares); or 9.1.2 reinvestment ceases pursuant to another provision of the Plan. 9.2 Unused cash dividends Any cash dividend: 9.2.1 will be paid to a Participant as soon as practicable, if the Participant does not participate in Awards of Dividend Shares; or 9.2.2 that is left after the application of section 9.1 (Reinvestment) will be retained by the Nominee and added to the next amount of cash dividends to be reinvested in Dividend Shares, where the Participant participates in Awards of Dividend Shares. 10. Award confirmation 10.1 Information made available On each occasion that Plan Shares are awarded to a Participant, the Nominee will make the following information available to the Participant: 10.1.1 the number of Plan Shares awarded to them on that occasion; 10.1.2 whether they are Purchased Shares or Dividend Shares; 10.1.3 the amount of Purchased Share Money or cash dividends used to acquire those Plan Shares; and 10.1.4 any cash balance remaining after the award of Plan Shares. 11. Deductions and reinvestment 11.1 Varying deductions for Purchased Shares A Participant may at any time give notice to the Company, or the Company may at any time give notice to a Participant:

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – Netherlands Sub-Plan Page 5 of 7 11.1.1 that deductions of Purchased Share Money will be suspended for a particular period. Unless a later date is specified in the notice, the Company will ensure that the suspension takes effect within 31 days after it gives or receives the notice (as appropriate); 11.1.2 that deductions of Purchased Share Money will be stopped. Unless a later date is specified in the notice, the Company will ensure that no further deductions are made within 31 days after it gives or receives the notice (as appropriate); and 11.1.3 that the amount of Purchased Share Money deducted will be varied. In the case of the Company giving notice to the Participant, this will be limited to a reduction in the amount of Purchased Share Money. Unless a later date is specified in the notice, the Company will ensure that the variation takes effect within 31 days after it gives or receives the notice (as appropriate). At any time when deductions of Purchased Share Money are permitted, a Participant may give notice to the Company to restart deductions under the Participant’s Share Purchase Agreement. Unless a later date is specified in the notice, the Company will ensure that deductions are restarted no later than the date of the first deduction due under the Share Purchase Agreement that falls more than 31 days after the Company receives the notice. 11.2 Termination of Share Purchase Agreement The Company may at any time give notice to the Participant that their Share Purchase Agreement will be terminated. Unless a later date is specified in the notice, the notice will take effect within 31 days after the notice is given to the Participant. Once the notice takes effect: 11.2.1 deductions of Purchased Share Money will cease and no further deductions may be made under that Share Purchase Agreement; 11.2.2 any Purchased Share Money held on the Participant’s behalf will either be used to acquire Purchased Shares or will be transferred to the Participant; and 11.2.3 aside from any further Purchased Shares acquired under section 11.2.2, the Participant will not be entitled to receive any further Purchased Shares under that Share Purchase Agreement. 11.3 No top ups A Participant who restarts deductions of Purchased Share Money may not make up any deductions of Purchased Share Money that have been missed while the deductions were suspended or stopped. 11.4 Varying reinvestment in Dividend Shares A Participant may (where reinvestment of dividends is permitted) at any time give notice to the Company, or the Company may at any time give notice to a Participant: 11.4.1 that reinvestment of cash dividends into Dividend Shares will be stopped. Unless a later date is specified in the notice, the Company will ensure that reinvestment is stopped within 31 days after it gives or receives the notice (as appropriate); and

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – Netherlands Sub-Plan Page 6 of 7 11.4.2 that reinvestment of cash dividends into Dividend Shares will be restarted. Unless a later date is specified in the notice, the Company will ensure that reinvestment is restarted no later than 31 days after it gives or receives the notice (as appropriate). The Company may give notice to the Participant that it wishes to vary whether Dividend Shares will be awarded in respect of all, or only some, of a Participant’s Plan Shares. Unless a later date is specified in the notice, the Company will ensure that the variation takes effect within 31 days after it gives the notice. 12. Movers 12.1 Moving to a Participating Company of another Sub-Plan If a Participant ceases to be an employee of the Dutch Participating Company but becomes an employee of a Participating Company of another Sub-Plan immediately afterwards, then: 12.1.1 as soon as reasonably practicable, deductions of Purchased Share Money under this Sub-Plan will cease and no further deductions of Purchased Share Money may be made under this Sub-Plan; 12.1.2 any Purchased Share Money held on the Participant’s behalf under this Sub-Plan may, at the Board’s discretion: (i) be used to acquire Purchased Shares in accordance with this Sub-Plan; or (ii) be transferred to the Participant; or (iii) be used to acquire Purchased Shares pursuant to the terms of another Sub-Plan, if applicable; 12.1.3 after the application of any Purchased Share Money in accordance with section 12.1.2, the Participant will not be entitled to receive any further Purchased Shares under this Sub-Plan; and 12.1.4 the Participant’s Plan Shares, acquired under the terms of this Sub-Plan, will continue to participate in any Awards of Dividend Shares under this Sub-Plan and will continue to be held under the terms of the relevant Share Purchase Agreement and this Sub-Plan, unless the Participant is participating in another Sub-Plan and the Board determines that the Participant’s Purchased Shares and Dividend Shares held under the terms of this Sub-Plan will be held under the terms of the other Sub-Plan, in each case, unless the Board determines otherwise. 13. Corporate Events In the event of a rights issue the Board may direct that the Nominee will dispose of some of the rights given in respect of a Participant's Plan Shares under the rights issue in order to apply the net proceeds from that disposal to permit the Participant to take up the balance of the Participant’s entitlement under the rights issue, and in the absence of a direction from the Board, the Nominee will, other than notifying the Participant of the rights issue, take no action under this section 13 (Corporate Events) unless directed otherwise by the Participant.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – Netherlands Sub-Plan Page 7 of 7 14. Changing this Sub-Plan 14.1 Amending this Sub-Plan The Board may change how the Plan will be operated in respect of employees of Netherlands incorporated companies from time to time in accordance with the provisions of the Plan, in which case the provisions of this Sub-Plan will be amended accordingly. 14.2 Participant consent If a proposed change to the Plan (including this Sub-Plan) would be to the material disadvantage of one or more Participants in this Sub-Plan in respect of existing rights under the Plan (including this Sub-Plan), then the Board must obtain the written consent of the affected Participant(s). However, the Board need not obtain the consent of a Participant if: 14.2.1 it invites each disadvantaged Participant who is a Participant in this Sub-Plan to indicate whether or not they approve the change; and 14.2.2 the majority of the Participants (by number) who were invited and who make an indication approve the change. In this case, the proposed change will take effect in respect of all Participants in this Sub-Plan. This section 14.2 (Participant consent) does not limit the ability of the Board to make changes without Participant consent under rule 14.5 (Exceptions to Participant consent). 15. Conflict If there is any conflict between a section of this Sub-Plan and the other rules of the Plan, the section of this Sub-Plan will take precedenc

COCA-COLA EUROPACIFIC PARTNERS PLC EMPLOYEE SHARE PURCHASE PLAN INTERNATIONAL SUB-PLAN Sub-Plan adopted: 23 March 2022 Sub-Plan amended: 20 May 2022 (Appendix 1 only) 23 February 2023 (Appendix 1 only) 14 November 2025 (Appendix 1 only) Sub-Plan adopted: 23 March 2022 Sub-Plan amended: 20 May 2022 (Appendix 1 only)

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 1 of 18 Coca-Cola Europacific Partners plc Employee Share Purchase Plan International Sub-Plan 2. Purpose and scope of this Sub-Plan The purpose of this Sub-Plan is to specify how the Plan will be operated in practice in respect of certain non-UK incorporated companies. The main rules of the Plan apply to Awards subject to this Sub-Plan, except as modified by this Sub-Plan. 3. Meaning of words used 3.1 General Capitalised terms used in this Sub-Plan will have the same meanings as they are given in the main rules of the Plan, unless stated otherwise. 3.2 Additional definitions In this Sub-Plan: “Expected Vesting Date” means the date specified in a Share Purchase Agreement under section 7.2.6(iii) in relation to Matching Awards; “Other Conditions” means any conditions imposed on Matching Awards under section 9.2 (Other Conditions); “Plan” means the Coca-Cola Europacific Partners plc Employee Share Purchase Plan, as amended from time to time, including this Sub-Plan where appropriate; and “this Sub-Plan” means the International Sub-Plan constituted by this document (including any Appendices) and as amended from time to time. 3.3 Interpretation References to sections are to sections of this Sub-Plan, and references to rules are to the main rules of the Plan. 4. Participating Companies 4.1 Scope The Participating Companies in this Sub-Plan are the companies specified in Appendix 1 to this Sub-Plan from time to time (each an “International Participating Company” and together, the “International Participating Companies”). 4.2 Cessation of status If at any time an International Participating Company ceases to be a member of the Group, it will automatically cease to be a Participating Company for the purposes of this Sub-Plan.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 2 of 18 5. Eligibility 5.1 International Participating Company A person is only an Eligible Employee if they are an employee of an International Participating Company. 5.2 No qualifying period There is no qualifying period to qualify as an Eligible Employee. 5.3 Further eligibility criteria The Board may decide that a person is not an Eligible Employee under this Sub-Plan if they are a taxpayer in more than one country. 5.4 Other Sub-Plans If a person is eligible to participate in more than one Sub-Plan (including this Sub-Plan), the Board may decide: 5.4.1 that person can only participate in one Sub-Plan and, if so, which Sub-Plan will apply; 5.4.2 that person can participate in multiple Sub-Plans; or 5.4.3 that person can only participate in one Sub-Plan, but the person can choose which Sub- Plan to participate in. 6. Awards The only Awards available under this Sub-Plan are Purchased Shares, Dividend Shares and Matching Awards. 7. Invitations 7.1 Timing of invitations – Acquisition Period Where an Acquisition Period applies under an offer made under this Sub-Plan, the Board will issue invitations: 7.1.1 where only one Acquisition Period applies, prior to the commencement of the Acquisition Period; or 7.1.2 where multiple Acquisition Periods apply, prior to each Acquisition Period, unless it decides otherwise. 7.2 Timing of invitations – no Acquisition Period Where an Acquisition Period does not apply to an offer made under this Sub-Plan, the Board will issue invitations: 7.2.1 where contributions of Purchased Share Money will be made on a one-off basis or over a set period, prior to the first contribution of Purchased Share Money; or 7.2.2 where contributions of Purchased Share Money will be taken until further notice, quarterly,

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 3 of 18 unless it decides otherwise. 7.3 Invitations to all On each occasion that the Board decides to issue an invitation to participate in the Plan: 7.3.1 to an Eligible Employee of an International Participating Company; and 7.3.2 where that invite will relate to participation in this Sub-Plan, all Eligible Employees of that particular International Participating Company who have not already been invited to participate under a subsisting invitation will be invited to participate, unless the Board decides otherwise. 7.4 Same terms All Eligible Employees of a particular International Participating Company will be invited to participate in this Sub-Plan on substantially the same terms. 7.5 Multiple invitations The Board may issue invitations to participate in this Sub-Plan on different terms as between different International Participating Companies. 8. Share Purchase Agreements 8.1 Open windows The Board will determine when Eligible Employees will be permitted to submit Share Purchase Agreements. 8.2 Contents of a Share Purchase Agreement A Share Purchase Agreement will: 8.2.1 be in a form approved by the Board; 8.2.2 state, in relation to Purchased Shares: (i) how contributions of Purchased Share Money will or may be collected; (ii) the intervals at which Purchased Share Money will be contributed to the Plan; (iii) any Acquisition Period and, if there is to be multiple Acquisition Periods, the length of the initial Acquisition Period and subsequent Acquisition Periods; (iv) the intervals at which Purchased Shares will be awarded (which may be monthly, quarterly, annually or at such other intervals as the Board decides); and (v) how long contributions of Purchased Share Money will continue for (whether a one-off, over a set period or until further notice); 8.2.3 state any minimum or maximum limits on the amount of Purchased Share Money an Eligible Employee may contribute, which in each case must be the same for all Eligible Employees employed by the same International Participating Company; 8.2.4 require the Eligible Employee to confirm the amount of Purchased Share Money the Eligible Employee wishes to contribute;

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 4 of 18 8.2.5 state the times and manner in which the amount of Purchased Share Money may be varied by the Eligible Employee; 8.2.6 state, in relation to any Matching Awards that may be granted pursuant to that Share Purchase Agreement: (i) the Matching Ratio, which must be the same for all Eligible Employees employed by the same International Participating Company; (ii) any contribution limit over which Matching Awards will not be available, which must be the same for all Eligible Employees employed by the same International Participating Company; (iii) the Expected Vesting Date; and (iv) details of any Other Conditions; 8.2.7 specify any additional circumstances in which Matching Awards may lapse; 8.2.8 state that Fractional Entitlements will be operated in accordance with the provisions of the Plan; and 8.2.9 require the Eligible Employee to: (i) where Purchased Share Money will or may be collected via deductions from Salary, authorise their employing company from time to time to deduct the Purchased Share Money from their Salary for the purpose of acquiring Purchased Shares, and accept this authorisation will continue to apply for so long as is required in accordance with the provisions of the Plan; (ii) authorise the reinvestment of cash dividends received in relation to their Plan Shares in Dividend Shares; and (iii) accept all of the terms and conditions applicable to their Awards, including: (a) the provisions of the Plan; and (b) any terms and conditions applicable to the Nominee’s services as provided in connection with the Plan. 8.3 Submitting a Share Purchase Agreement To participate in this Sub-Plan, an Eligible Employee must submit a Share Purchase Agreement in the manner and within the period specified. 9. Purchased Share Money 9.1 Collection of Purchased Share Money Purchased Share Money will normally be collected by deductions from a Participant’s Salary. Alternatively, Purchased Share Money may be contributed by a Participant by such other method as is specified in the applicable Share Purchase Agreement and/or determined by the Board. 9.2 Holding of Purchased Share Money Purchased Share Money will be held on behalf of the Participant in a non-interest bearing, segregated account until it is used to acquire Purchased Shares on behalf of the Participant.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 5 of 18 9.3 Collection in error If for any reason the amount of money collected from a Participant is more than is permitted under the provisions of the Plan or the relevant Share Purchase Agreement, it will be repaid to the Participant as soon as reasonably practicable and/or any member of the Group, an Associated Company and/or the Nominee may take such action as the Board, in its discretion, determines is necessary or desirable to correct or ratify the error. 9.4 Unused Purchased Share Money After an Award of Purchased Shares, any Purchased Share Money which has not been used to acquire a Purchased Share (including a Fractional Entitlement) will be retained by the Nominee and added to the next amount of Purchased Share Money contributed by the relevant Participant. 10. Matching Awards 10.1 All Participants If Matching Awards are granted, they will be awarded to all Participants who are participating under the terms of the same Share Purchase Agreement and to whom Purchased Shares are awarded on that occasion. 10.2 Other Conditions The Board may impose other conditions on Vesting of a Matching Award. The Board may change or waive those other conditions in accordance with their terms or if anything happens which causes the Board to reasonably consider it appropriate to do so. 11. Dividends 11.1 Reinvestment All cash dividends received in relation to a Participant’s Plan Shares will be reinvested in Dividend Shares (including Fractional Entitlements) unless and until: 11.1.1 varied in accordance with sections 12.6 (Varying reinvestment in Dividend Shares – Participant power) or 12.7 (Varying reinvestment in Dividend Shares – Company power); or 11.1.2 reinvestment ceases pursuant to another provision of the Plan. 11.2 Unused cash dividends Any cash dividend: 11.2.1 will be paid to a Participant as soon as practicable, if the Participant does not participate in Awards of Dividend Shares; or 11.2.2 that is left after the application of section 10.1 (Reinvestment) will be retained by the Nominee and added to the next amount of cash dividends to be reinvested in Dividend Shares, where the Participant participates in Awards of Dividend Shares.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 6 of 18 12. Award confirmation 12.1 Purchased Shares or Dividend Shares On each occasion that Purchased Shares or Dividend Shares are awarded to a Participant, the Nominee will make the following information available to the Participant: 12.1.1 the number of Plan Shares awarded to them on that occasion; 12.1.2 whether they are Purchased Shares or Dividend Shares; 12.1.3 the amount of Purchased Share Money or cash dividends used to acquire those Plan Shares; and 12.1.4 any cash balance remaining after the award of Plan Shares. 12.2 Matching Awards On each occasion that a Matching Award is granted to a Participant, the Nominee will make the following information available to the Participant: 12.2.1 the Award Date; 12.2.2 the number of Shares subject to the Matching Award; and 12.2.3 the Expected Vesting Date. 13. Contributions and reinvestment 13.1 Stopping contributions – Participant power A Participant may at any time give notice to the Company that contributions of their Purchased Share Money will be stopped. Unless a later date is specified in the notice, it will take effect no later than 60 days after the notice is received by the Company. Once the notice takes effect: 13.1.1 the Participant will be deemed to terminate their Share Purchase Agreement; 13.1.2 contributions of Purchased Share Money will cease and no further contributions may be made under that Share Purchase Agreement; 13.1.3 any Purchased Share Money held on the Participant’s behalf will either be used to acquire Purchased Shares or will be transferred to the Participant; and 13.1.4 aside from any further Purchased Shares acquired under section 12.1.3, the Participant will not be entitled to receive any further Purchased Shares under that Share Purchase Agreement. 13.2 Varying Purchased Share Money – Participant power A Participant may, at particular times and in the manner specified in the Share Purchase Agreement, give notice to the Company that the amount of Purchased Share Money contributed will be varied. Unless a later date is specified in the notice, the Company will ensure that the variation takes effect within 60 days after it receives the notice.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 7 of 18 13.3 Termination of Share Purchase Agreement – Company power The Company may at any time give notice to the Participant that their Share Purchase Agreement will be terminated. Unless a later date is specified in the notice, the notice will take effect within no less than 30 days and no more than 60 days after the notice is given to the Participant. Once the notice takes effect: 13.3.1 contributions of Purchased Share Money will cease and no further contributions may be made under that Share Purchase Agreement; 13.3.2 any Purchased Share Money held on the Participant’s behalf will either be used to acquire Purchased Shares or will be transferred to the Participant; and 13.3.3 aside from any further Purchased Shares acquired under section 12.3.2, the Participant will not be entitled to receive any further Purchased Shares under that Share Purchase Agreement. 13.4 Varying Purchased Share Money – Company power The Company may at any time give notice to a Participant: 13.4.1 that contributions of Purchased Share Money will be suspended for a particular period; 13.4.2 that contributions of Purchased Share Money will be stopped; and or 13.4.3 that the amount of Purchased Share Money contributed will be reduced, and unless a later date is specified in the notice, the Company will give effect to the notice within no less than 30 days and no more than 60 days after the notice is given to the Participant. 13.5 No top ups A Participant who restarts contributions of Purchased Share Money may not make up any contributions of Purchased Share Money that have been missed while the contributions were suspended or stopped. 13.6 Varying reinvestment in Dividend Shares – Participant power Where reinvestment of dividends is permitted, a Participant may give notice to the Company: 13.6.1 that reinvestment of cash dividends into Dividend Shares will be stopped; or 13.6.2 that reinvestment of cash dividends into Dividend Shares will be restarted, and unless a later date is specified in the notice, the Company will give effect to the notice within 60 days after it receives the notice. 13.7 Varying reinvestment in Dividend Shares – Company power The Company may give notice to a Participant: 13.7.1 that reinvestment of cash dividends into Dividend Shares will be paused; 13.7.2 that reinvestment of cash dividends into Dividend Shares will be restarted; or 13.7.3 that it wishes to vary whether Dividend Shares will be awarded in respect of all, or only some, of a Participant’s Plan Shares,

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 8 of 18 and unless a later date is specified in the notice, the Company will give effect to the notice within no less than 30 days and no more than 60 days after the notice is given to the Participant. 14. Vesting of a Matching Award 14.1 Timing of Vesting A Matching Award will Vest on the latest of: 14.1.1 the Expected Vesting Date; and 14.1.2 the date the Board determines that any Other Conditions applicable to the Matching Award have been satisfied. 14.2 Extent of Vesting A Matching Award will Vest: 14.2.1 pro rata to the number of related Purchased Shares that continue to be held by the Nominee on the Participant’s behalf; and 14.2.2 only to the extent that the Board determines that any Other Conditions are satisfied, unless the Board determines otherwise, and to the extent the Matching Award does not Vest, it will lapse as to the balance. 15. Movers 15.1 Application This section 14 (Movers) applies when a Participant ceases to be an employee of an International Participating Company but becomes an employee of another Participating Company immediately afterwards. 15.2 Meaning of Former Employer For the purposes of this section 14 (Movers): 15.2.1 “Former Employer” means the International Participating Company that employed the Participant immediately before the Participant’s change in employment; and 15.2.2 “New Employer” means the Participating Company that employs the Participant immediately after the Participant’s change in employment. 15.3 Moving to another International Participating Company (same country) If a Participant’s New Employer is an International Participating Company which is incorporated in the same country as the Former Employer, the terms of the Participant’s Share Purchase Agreement and this Sub-Plan will continue to apply as before. 15.4 Moving to another International Participating Company (different country) If a Participant’s New Employer is an International Participating Company which is incorporated in a different country to the Former Employer, then: 15.4.1 as soon as reasonably practicable, contributions of Purchased Share Money under the Participant’s Share Purchase Agreement will cease and no further contributions of Purchased Share Money may be made under that Share Purchase Agreement;

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 9 of 18 15.4.2 any Purchased Share Money held on the Participant’s behalf may, at the Board’s discretion: (i) be used to acquire Purchased Shares in accordance with that Share Purchase Agreement; or (ii) be transferred to the Participant; 15.4.3 aside from any further Purchased Shares acquired under section 14.4.2(i), the Participant will not be entitled to receive any further Purchased Shares under that Share Purchase Agreement; 15.4.4 in relation to Matching Awards: (i) if any Purchased Share Money held on the Participant’s behalf is used to acquire Purchased Shares, the Participant may be granted a final further Matching Award under that Share Purchase Agreement in relation to those Purchased Shares; (ii) aside from any Matching Award granted under section 14.4.4(i), the Participant will not be entitled to be granted any further Matching Awards under that Share Purchase Agreement; and (iii) all Matching Awards will either, at the Board’s discretion: (a) continue in accordance with the provisions of the Share Purchase Agreement; or (b) Vest to the fullest extent possible, on such date as the Board determines to be appropriate; 15.4.5 all of the Participant’s Plan Shares acquired under the terms of that Share Purchase Agreement (including any acquired on subsequent Vesting of a Matching Award) will continue to be held on the terms of that Share Purchase Agreement; 15.4.6 the Participant’s Plan Shares, acquired under the terms of that Share Purchase Agreement, will continue to participate in any Awards of Dividend Shares in accordance with that Share Purchase Agreement; 15.4.7 the Participant may be eligible to enter into a new Share Purchase Agreement in respect of their employment with the new International Participating Company; and 15.4.8 if the Participant enters into a new Share Purchase Agreement, where relevant, this Sub-Plan will be interpreted to apply separately to the Participant’s Plan Shares under each Share Purchase Agreement, in each case, unless the Board determines otherwise. 15.5 Moving to a Participating Company of another Sub-Plan If a Participant’s New Employer is a Participating Company of another Sub-Plan, then: 15.5.1 as soon as reasonably practicable, contributions of Purchased Share Money under this Sub-Plan will cease and no further contributions of Purchased Share Money may be made under this Sub-Plan; 15.5.2 any Purchased Share Money held on the Participant’s behalf under this Sub-Plan may, at the Board’s discretion:

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 10 of 18 (i) be used to acquire Purchased Shares in accordance with this Sub-Plan; or (ii) be transferred to the Participant; and 15.5.3 aside from any further Purchased Shares acquired under section 14.5.2(i), the Participant will not be entitled to receive any further Purchased Shares under this Sub- Plan; 15.5.4 in relation to Matching Awards: (i) if any Purchased Share Money held on the Participant’s behalf is used to acquire Purchased Shares, the Participant may be granted a final further Matching Award under this Sub-Plan in relation to those Purchased Shares; (ii) aside from any Matching Award granted under section 14.5.4(i), the Participant will not be entitled to be granted any further Matching Awards under this Sub- Plan; and (iii) all Matching Awards will either, at the Board’s discretion: (a) continue in accordance with the provisions of this Sub-Plan; or (b) Vest to the fullest extent possible, on such date as the Board determines to be appropriate; 15.5.5 all of the Participant’s Plan Shares acquired under the terms of this Sub-Plan (including any acquired on subsequent Vesting of a Matching Award) will continue to be held on the terms of the relevant Share Purchase Agreement and this Sub-Plan; and 15.5.6 the Participant’s Plan Shares, acquired under the terms of this Sub-Plan, will continue to participate in any Awards of Dividend Shares under this Sub-Plan, in each case, unless the Board determines otherwise. 16. Variations in share capital 16.1 Corporate Events Where there is a Corporate Event and the Corporate Event is: 16.1.1 a variation in the equity share capital of the Company, including a capitalisation or rights issue, open offer, sub-division, consolidation or reduction of share capital; 16.1.2 a demerger (in whatever form), a special dividend or special distribution; or 16.1.3 any other transaction which the Board determines will materially affect the value of the Shares, the Board will determine whether rules 11.1 (Vesting of Matching Awards and/or Free Awards) or 11.2 (Exchange of Matching Awards and/or Free Awards) may apply, or whether this section 15 (Variations in share capital) applies. Where this section 15 (Variations in share capital) applies the Board may adjust the number or class of the Shares to which a Matching Award relates in such manner as the Board considers appropriate. 16.2 Notifying Participants The Board will notify Participants of any adjustment made under this section 15 (Variations in share capital) as soon as practicable.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 11 of 18 17. Rights issues – Plan Shares In the event of a rights issue the Board may direct that the Nominee will dispose of some of the rights given in respect of a Participant's Plan Shares under the rights issue in order to apply the net proceeds from that disposal to permit the Participant to take up the balance of the Participant’s entitlement under the rights issue, and in the absence of a direction from the Board, the Nominee will, other than notifying the Participant of the rights issue, take no action under this section 16 (Rights issues – Plan Shares) unless directed otherwise by the Participant. 18. Changing this Sub-Plan 18.1 Amending this Sub-Plan The Board may change how the Plan will be operated in respect of employees of actual or potential International Participating Companies from time to time in accordance with the provisions of the Plan, in which case the provisions of this Sub-Plan will be amended accordingly. 18.2 General rule for Participant consent If a proposed change to the Plan (including this Sub-Plan) would be to the material disadvantage of one or more Participants in this Sub-Plan in respect of existing rights under the Plan (including this Sub-Plan), then the Board must obtain the written consent of the affected Participant(s). 18.3 Majority Participant consent The Board need not obtain the consent of a Participant under section 17.2 (General rule for Participant consent) if: 18.3.1 it invites each disadvantaged Participant who is a Participant in this Sub-Plan to indicate whether or not they approve the change; and 18.3.2 the majority of the Participants (by number) who were invited and who make an indication approve the change. In this case, the proposed change will take effect in respect of all Participants in this Sub-Plan. 18.4 Alternative invitation When the Board decides to seek approval under section 17.3 (Majority Participant consent), the Board may decide to invite only disadvantaged Participants in this Sub-Plan who are: 18.4.1 based and/or employed (or formerly employed) in one or more particular countries; and/or 18.4.2 employed (or formerly employed) by one or more particular International Participating Companies, to indicate whether or not they approve the change. If the majority of the Participants (by number) who were invited and who make an indication approve the change, the proposed change will take effect in respect of those Participants in this Sub-Plan who were actually invited.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 12 of 18 18.5 Alternative majority When the Board seeks approval under section 17.3 (Majority Participant consent) but does not achieve the majority required by section 17.3.2, the Board may decide to exclude disadvantaged Participants in this Sub-Plan who are: 18.5.1 based and/or employed (or formerly employed) in one or more particular countries; and/or 18.5.2 employed (or formerly employed) by one or more particular International Participating Companies, from the number used to calculate whether or not there is a majority under section 17.3.2. In this case, the proposed change will take effect in respect of all Participants in this Sub-Plan, except for those Participants who were excluded from the calculation. 18.6 Exceptions to Participant consent Nothing in this section 17 (Changing this Sub-Plan) limits the ability of the Board to make changes without Participant consent under rule 14.5 (Exceptions to Participant consent). 19. Conflict If there is any conflict between a section of this Sub-Plan and the other rules of the Plan, the section of this Sub-Plan will take precedence.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 13 of 18 Appendix 1 to International Sub-Plan International Participating Companies Name of International Participating Company Date designated as an International Participating Company Date ceased to be an International Participating Company COCA-COLA EUROPACIFIC PARTNERS BELGIUM SRL (company number 425.071.420) 23 March 2022 Not applicable COCA-COLA EUROPACIFIC PARTNERS SERVICES SRL (company number 460.564.809) 23 March 2022 Not applicable COCA-COLA EUROPACIFIC PARTNERS SERVICES BULGARIA EOOD (company number 202364830) 23 March 2022 Not applicable COCA-COLA EUROPACIFIC PARTNERS FRANCE SAS (company number 343 688 016) 23 March 2022 Not applicable COCA-COLA PRODUCTION SAS (company number 345 184 428) 23 March 2022 Not applicable COCA-COLA EUROPACIFIC PARTNERS DEUTSCHLAND GMBH (company number HRB 173624) 23 March 2022 Not applicable CC VERPACKUNGSGESELLSCHAFT MIT BESCHRAENKTER HAFTUNG (company number HRB 21241) 23 March 2022 Not applicable COCA-COLA EUROPACIFIC PARTNERS ÍSLAND EHF. (company number 470169-1419) 23 March 2022 Not applicable CCEP FINANCE (IRELAND) DESIGNATED ACTIVITY COMPANY (company number 581547) 14 November 2025 Not applicable COCA-COLA EUROPACIFIC PARTNERS LUXEMBOURG SARL (company number 62.499) 23 March 2022 Not applicable COCA-COLA EUROPACIFIC PARTNERS NEDERLAND B.V. (company number 24172526) 23 March 2022 Not applicable COCA-COLA EUROPACIFIC PARTNERS NORGE AS (company number 976 388 097) 23 March 2022 Not applicable

Name of International Participating Company	Date designated as an International Participating Company	Date ceased to be an International Participating Company
COCA-COLA EUROPACIFIC PARTNERS PORTUGAL UNIPESSOAL LDA (company number 500658390)	23 March 2022	Not applicable
AGUAS DE SANTOLIN S.L.U. (company number B-09281999)	23 March 2022	Not applicable
AGUAS DE COSPEITO, S.L.U. (company number B-32251795)	23 March 2022	Not applicable
AGUAS DEL MAESTRAZGO S.L.U. (company number B-50747732)	23 March 2022	Not applicable
AGUAS VILAS DEL TURBON S.L.U. (company number B-22000012)	23 March 2022	Not applicable
COMPAÑÍA ASTURIANA DE BEBIDAS GASESOSAS, S.L.U. (company number B-33006057)	23 March 2022	Not applicable
BEGANET, S.L.U. (company number B-63546378)	23 March 2022	Not applicable
BEBIDAS GASEOSAS DEL NOROESTE S.L.U (company number B-15009665)	23 March 2022	Not applicable
COMPANIA CASTELLANA DE BEBIDAS GASEOSAS S.L. (CASBEGA) (company number B-86589843)	23 March 2022	Not applicable
COCA-COLA EUROPACIFIC PARTNERS IBERIA S.L.U. (company number B-86561412)	23 March 2022	Not applicable
COBEGA EMBOTELLADOR, S.L.U. (company number B-65879652)	23 March 2022	Not applicable
CC IBERIAN PARTNERS GESTION S.L. (company number B-80126691)	23 March 2022	Not applicable
COMPAÑIA PARA LA COMUNICACION DE BEBIDAS SIN ALCOHOL, S.L.U. (company number B-85519064)	23 March 2022	Not applicable
COMPANIA LEVANTINA DE BEBIDAS GASEOSAS S.L.U. (COLEBEGA) (company number B-46004123)	23 March 2022	Not applicable

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan
Page 14 of 18

Name of International Participating Company	Date designated as an International Participating Company	Date ceased to be an International Participating Company
CONVERSIA IT, S.L.U. (company number B-84182518)	23 March 2022	Not applicable
DEVELOPED SYSTEM LOGISTICS S.L.U. (company number B-97381917)	23 March 2022	Not applicable
MADRID ECOPLATFORM S.L.U. (company number B-86471752)	23 March 2022	Not applicable
IPARSOFT, 2004 S.L. (company number B-95342549)	23 March 2022	Not applicable
COMPAÑIA NORTEÑA DE BEBIDAS GASEOSAS, S.L.U. (NORBEGA) (company number B-48023030)	23 March 2022	Not applicable
REFRESCOS ENVASADOS DEL SUR, S.L.U. (RENDELSUR) (company number B-41809559)	23 March 2022	Not applicable
COCA-COLA EUROPACIFIC PARTNERS SVERIGE AB (company number 556471-8301)	23 March 2022	Not applicable
COCA-COLA EUROPACIFIC PARTNERS NEW ZEALAND LIMITED (company number 46860)	23 March 2022	Not applicable
COCA-COLA EUROPACIFIC PARTNERS AUSTRALIA PTY LIMITED (company number 076 594 119)	20 May 2022	Not applicable
PT COCA-COLA BOTTLING INDONESIA (company number 8120000733405)	20 May 2022	Not applicable
PT COCA-COLA DISTRIBUTION INDONESIA (company number 8120201961705)	20 May 2022	Not applicable
COCA-COLA EUROPACIFIC PARTNERS PAPUA NEW GUINEA LIMITED (company number 12403)	20 May 2022	Not applicable
COCA-COLA EUROPACIFIC PARTNERS (FIJI) PTE LIMITED (company number 1020)	20 May 2022	Not applicable
PARADISE BEVERAGES (FIJI) LIMITED (company number 449)	20 May 2022	Not applicable
SAMOA BREWERIES LIMITED (company number 0710)	23 February 2023	Not applicable

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan
Page 15 of 18

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 16 of 18 Appendix 2 to International Sub-Plan US taxpayers 1. Purpose of this Appendix The purpose of this Appendix 2 is to alter the provisions of this Sub-Plan solely for Matching Awards granted to US Taxpayers. Matching Awards (and any Dividend Equivalents in respect of them) subject to this Appendix 2 are intended to qualify for the short-term deferral exception to Section 409A. 2. Scope of this Appendix This Appendix 2 will apply to all Eligible Employees and Participants who are US Taxpayers. In the event that a Participant becomes a US Taxpayer after the Award Date of a Matching Award under this Sub-Plan, then the Participant’s Matching Awards will immediately be amended in a manner consistent with this Appendix 2. References in this Appendix 2 to Matching Awards granted to US Taxpayers will include Matching Awards held by a Participant who becomes a US Taxpayer after the Award Date. 3. Additional definitions In this Appendix 2: “Code” means the US Internal Revenue Code of 1986, as amended; “Section 409A” means Section 409A of the Code and the US Treasury Regulations promulgated and other official guidance issued under it, collectively; “Short-Term Deferral Period” means the period commencing on the date that a Matching Award (or portion of a Matching Award) first is no longer subject to a “substantial risk of forfeiture” for the purposes of Section 409A and ending upon the 15th day of the third month following the end of the Taxable Year in which that Matching Award (or portion of a Matching Award) first is no longer subject to the substantial risk of forfeiture; “Taxable Year” means the calendar year, or, if later, the end of the taxable year of the member of the Group or Associated Company that employs the US Taxpayer; “US” means the United States of America; “US Taxpayer” means an Eligible Employee or Participant who is subject to US federal income taxation on the Award Date of a Matching Award, or who is expected to become subject to US federal income taxation following the Award Date of the Matching Award, or who does become subject to US federal income taxation following the Award Date of the Matching Award but prior to the date upon which any part of the Matching Award Vests; and “US Treasury Regulations” mean the regulations promulgated under the Code, and “US Proposed Treasury Regulations” mean the proposed regulations promulgated under the Code.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 17 of 18 4. Settlement of Matching Awards 4.1 Timing for settlement Notwithstanding the terms of the Plan (including this Sub-Plan), a Matching Award (or portion of a Matching Award) and any Dividend Equivalents in respect of a Matching Award (or portion of a Matching Award) granted to a US Taxpayer must be settled no later than the end of the Short- Term Deferral Period. In the event that a Matching Award (or portion of a Matching Award or any Dividend Equivalents in respect of it) granted to a US Taxpayer has not been settled by the end of the Short-Term Deferral Period because settlement would have violated applicable law, then to the extent permissible under Section 1.409A 1(b)(4)(ii) of the Proposed Treasury Regulations, such settlement may be delayed so long as the Matching Award (or portion of a Matching Award or any Dividend Equivalents in respect of it) is then settled at the earliest date at which it is reasonably anticipated that such law no longer prevents such settlement. 4.2 Leaving If a US Taxpayer Leaves for a Good Leaver Reason and the applicable Short-Term Deferral Period (or such later date permitted by paragraph 4.1 of this Appendix 2) ends before the Expected Vesting Date, the Board may decide that the Shares or cash (as the case may be) acquired by the US Taxpayer before the end of the applicable Short-Term Deferral Period (or such later date permitted by paragraph 4.1 of this Appendix 2) may not be transferred, assigned or otherwise disposed of by or on behalf of the US Taxpayer before the Expected Vesting Date or such earlier date as the Board decides, other than: 4.2.1 to the US Taxpayer’s personal representatives in the event of the US Taxpayer’s subsequent death; 4.2.2 to the Nominee or another nominee on behalf of the US Taxpayer; 4.2.3 in accordance with rule 12.1 (Withholding) to fund any liability for Taxation (and any dealing and/or currency exchange costs and other associated costs); or 4.2.4 if the Board decides otherwise, and any such purported action will be invalid and ineffective, unless the Board determines otherwise. 5. Changes to Matching Awards 5.1 Other Conditions Other than to waive it, any Other Condition applicable to an outstanding Matching Award granted to a US Taxpayer may not be altered if and to the extent that the alteration of the Other Condition would result in the earlier ending of the Short-Term Deferral Period. 5.2 Adjustments Where there is to be an adjustment of a Matching Award granted to a US Taxpayer pursuant to rule 10 (Mobile Participants) or section 15 (Variations in share capital), the Board will attempt to structure the terms of the adjustment so that it does not violate Section 409A.

Coca-Cola Europacific Partners plc – Employee Share Purchase Plan – International Sub-Plan Page 18 of 18 6. Exchange of Matching Awards Where there is to be an exchange of a Matching Award granted to a US Taxpayer pursuant to rule 11.2 (Exchange of Matching Awards and/or Free Shares) Plan, the Board will attempt to structure the terms of the exchange and the new award so that neither the exchange nor the new award violate Section 409A. 7. Section 409A Matching Awards granted to US Taxpayers, and any Dividend Equivalents in respect of such Matching Awards, are intended to be exempt from the requirements of Section 409A under the short-term deferral exception described in Section 1.409A-1(b)(4) of the US Treasury Regulations, and the Plan (including this Sub-Plan and Appendices) will be interpreted and administered consistent with this intention with respect to the Matching Awards and any Dividend Equivalents in respect of such Matching Awards granted to US Taxpayers. 8. Amendment 8.1 Limitations on amendments Notwithstanding the provisions of rule 14 (Changing the Plan and termination) and section 17 (Changing this Sub-Plan), any amendment to the Plan (including this Sub-Plan and Appendices) or any Matching Award will only be effective with respect to a Matching Award granted to a US Taxpayer to the extent that it does not cause the Matching Award to violate Section 409A. 8.2 Ability to amend for Section 409A If, at any time, the Board determines that the terms of a Matching Award granted to a US Taxpayer may violate Section 409A, the Board will have the authority, but will not be required, to enter into an amendment of that Matching Award which is designed to avoid the imposition of any additional tax, interest or penalties on the US Taxpayer under Section 409A. Notwithstanding any other provision of the Plan (including this Sub-Plan and Appendices) or any Matching Award, no member of the Group nor any Associated Company guarantees or warrants to any person that a Matching Award granted to a US Taxpayer is exempt from Section 409A. 9. No Group or Associated Company liability Each US Taxpayer is solely responsible and liable for the satisfaction of all taxes, penalties and interest that may be imposed on the US Taxpayer in connection with the Plan (including this Sub- Plan and Appendices) or any Matching Award, including any taxes, penalty or interest under Section 409A. No member of the Group or Associated Company will have any obligation to indemnify or otherwise hold a US Taxpayer harmless from any or all of such taxes, penalty or interest. 10. Conflict In the event of any conflict between an applicable provision of the Plan (including this Sub-Plan) and an applicable provision of this Appendix 2 with respect to a Matching Award granted to a US Taxpayer, the provision of this Appendix 2 will take precedence.